                                                                    EXHIBIT 10.3


                          DECISION FOCUS INCORPORATED

                         EMPLOYEE STOCK OWNERSHIP PLAN

                                      AND

                          MONEY PURCHASE PENSION PLAN



REVISED AUGUST 25, 1993                Prepared:   April 19, 1993
IAW:  Menke & Associates letter        Revised:    June 23, 1993
dated AUGUST 23, 1993                  (C) 1993, Menke & Associates, Inc.
                                                     All rights reserved

                                   CONTENTS
                                   --------

Section                                                               Page
-------                                                               ----
   1.    Nature of Plan..............................................   1

   2.    Definitions.................................................   2

   3.    Eligibility.................................................   4

   4.    Participation in Allocation of Benefits.....................   5

         (a) Participation...........................................   5
         (b) Leave of Absence........................................   6
         (c) Suspended Participation.................................  16

   5.    Employer Contributions......................................  16

         (a) Amount of Contribution..................................  16
         (b) Time for Making Contribution............................  17
         (c) Form of Contribution....................................  17

   6.    Investment of Trust Assets..................................  17

         (a) (1) Prior Profit Sharing Plan...........................  17
         (a) (2) Money Purchase Pension Plan.........................  18
         (b) Employee Stock Ownership Plan...........................  18

   7.    Allocations to Accounts.....................................  22

         (a) Individual Accounts.....................................  22
         (b) Company Stock Account...................................  22
         (c) Other Investments Account...............................  24
         (d) Profit Sharing Account..................................  25
         (e) Money Purchase Pension Account..........................  25

   8.    Expenses of the Plan and Trust..............................  25

   9.    Voting Company Stock........................................  25

   10.   Disclosure to Participants...................................  26

         (a) Summary Plan Description.................................  26
         (b) Summary Annual Report....................................  26
         (c) Annual Statement.........................................  26
         (d) Notice of Rollover Treatment.............................  27
         (e) Additional Disclosures...................................  27

   11.   Allocation of Employer Contributions and Forfeitures.........  28

         (a) Allocation of Employer Contributions and Forfeitures.....  28
         (b) Allocation Limitations...................................  30

   12.   Plan Benefit at Death, Disability or Retirement..............  33

         (a) Normal Retirement........................................  33
         (b) Deferred Retirement......................................  33
         (c) Disability Retirement....................................  33

   13.   Other Termination of Service and Vesting.....................  34

         (a) Vesting Schedule.........................................  34
         (b) Vesting Upon Reemployment................................  34
         (c) Forfeitures..............................................  35
         (d) Cash-Out Distribution....................................  36

   14.   Distribution of Plan Benefit.................................  37

         (a) Death, Disability or Retirement..........................  37
         (b) Other Termination of Participation.......................  38
         (c) Death Prior to Distribution..............................  40
         (d) Valuation Date...........................................  40
         (e) Limitations..............................................  40
         (f) Commencement of Benefits.................................  40
         (g) Undistributed Accounts...................................  41
         (h) Option Direct Transfer of Eligible Rollover
             Distributions............................................  42
         (i) Lien on Distribution.....................................  42
         (j) Joint and Survivor Annuity Requirements..................  42

   15.   How Plan Benefit Will Be Distributed.........................  46

         (a) Form of Distribution.....................................  46
         (b) Beneficiaries............................................  46

   16.   Rights and Options on Distributed Shares of Company Stock....  47

         (a) Right of First Refusal...................................  47
         (b) "Put" Option.............................................  48
         (c) Other Options............................................  49

   17.   Special Provisions...........................................  50

         (a) Diversification of Investments...........................  50
         (b) Cash Dividends...........................................  50
         (c) Loans....................................................  51

   18.   Administration...............................................  53

         (a) Named Fiduciaries for Administration of Plan
             and for Investment and Control of Plan Assets............  53
         (b) Investment of Plan Assets................................  55
         (c) Funding Policy...........................................  56
         (d) Claims Procedures........................................  57
         (e) Qualified Domestic Relations Orders......................  57
         (f) General..................................................  59

   19.   Amendment and Termination....................................  60

         (a) Amendment................................................  60
         (b) Changes in the Internal Revenue Code.....................  60
         (c) Termination, Partial Termination or Complete
             Discontinuance of Contributions..........................  60
         (d) Determination by Internal Revenue Service................  61
         (e) Return of Employer's Contribution........................  61

   20.   Miscellaneous................................................  62

         (a) Participation by Affiliated Company......................  62
         (b) Limitation of Rights; Employment Relationship............  62
         (c) Merger; Transfer of Assets...............................  62
         (d) Prohibition Against Assignments..........................  62
         (e) Applicable law; Severability.............................  63

   21.   Top Heavy Provisions.........................................  64

         (a) Definitions..............................................  64
         (b) Vesting Requirements.....................................  66
         (c) Minimum Benefits.........................................  67
         (d) Limitation on Annual Additions...........................  68

                          DECISION FOCUS INCORPORATED

                         EMPLOYEE STOCK OWNERSHIP PLAN

                                      AND

                          MONEY PURCHASE PENSION PLAN



SECTION 1.   NATURE OF PLAN.
             --------------

     (a) The purpose of this Plan is to enable participating Employees of the Company and of any participating affiliates to share in the growth and prosperity of the Company and to provide Participants with an opportunity to accumulate capital for their future economic security. A primary purpose of the Plan is to enable Participants to acquire a proprietary interest in the Company. Consequently, Employer Contributions made to the Trust will be primarily invested in Company Stock. If the Plan obtains a Securities Acquisition Loan, Employer Contributions will be primarily invested in Employer Securities.

     (b) This Plan, effective as of January 1, 1993, is intended to qualify as an Employee Stock Ownership Plan, as defined in Section 4975(e)(7) of the Internal Revenue Code (hereinafter referred to as the "Code"). This Plan is actually a combination of two plans. The first is a Stock Bonus Plan and the second is a Money Purchase Pension Plan. Both Plans are designed to qualify under Section 401(a) of the Code. In the text of the Plan, where a provision is intended to apply to both plans, the term "Plan" will be used. On the other hand, where a provision is intended to apply to one plan but not to the other, the terms "Stock Bonus Plan or Employee Stock Ownership Plan" and "Money Purchase Pension Plan" will be used. The Stock Bonus Plan or Employee Stock Ownership Plan is adopted as an amendment and restatement of the Company's present Profit Sharing Plan, originally effective as of January 10, 1977 (and amended and restated to be effective January 1, 1989) and the Money Purchase Pension Plan is adopted as an amendment of the Company's present Money Purchase Pension Plan, originally effective as of January 1, 1977 (and amended and restated to be effective January 1, 1989). The assets under the Profit Sharing Plan credited to Participants' Profit Sharing Accounts will be transferred to the Trustee under this Plan but will be maintained as a separate Profit Sharing Account. The assets under the Profit Sharing Plan credited to a Participant's Company Stock Account and Other Investments Account will be transferred to the Trustee under this Plan and will be credited to the Company Stock Account and Other Investments Account (as the case may be) under this Plan. The assets under the Money Purchase Pension Plan will be transferred to the Trustee of this Plan but will be credited to the Money Purchase Pension Plan portion of this double Plan and will be maintained in a separate Money Purchase Pension Account. All Trust Assets transferred from the Profit Sharing and Money Purchase Pension Plans, and all assets acquired under this Plan as a result of Employer Contributions, income and other additions to the Trust will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan which is administered by the Committee for the exclusive benefit of Participants in the Plan and their Beneficiaries. It is intended that all benefits, rights and features of this Plan be uniformly available to all Participants.

SECTION 2.   DEFINITIONS.
             -----------

     In this Plan, whenever the context so indicates, the singular or plural number and the masculine, feminine or neuter gender shall each be deemed to include the other, the terms "he," "his" and "him" shall refer to a Participant and the capitalized words shall have the following meanings:

     ACCOUNT

          One of several Accounts maintained to record the interest of a Participant in the Plan.

     AFFILIATED COMPANY

          Any Company which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer, any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer, any affiliated service group which includes the Employer (as defined in Section

          414(m) of the Code), and any other entity required to be aggregated with the Employer under Section 414(o) of the Code.

     ALTERNATE PAYEE

          A spouse, former spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all or a portion of the benefits otherwise payable to a Participant.

     ANNIVERSARY DATE

          The 31st day of December of each year.

     ANNUAL ADDITIONS

          The aggregate of amounts credited to a Participant's Accounts each year from Employer Contributions, Forfeitures, and a Participant's voluntary contributions (if any) under all defined contribution plans of an Employer or Affiliated Company; provided, however, that Employer Contributions applied to the payment of interest on a Securities Acquisition Loan and Forfeitures of Company Stock purchased with the proceeds of a Securities Acquisition Loan shall be excluded if no more than one third (1/3) of the Employer Contribution for that year is allocated to the Accounts of Highly Compensated Employees. Any amounts attributable to postretirement medical benefits allocated to the account of a Key Employee under any Welfare Benefit Plan, as defined in Section 419A of the Code, shall be treated as an Annual Addition for purposes of the dollar limitation on Annual Additions. A restored Forfeiture, a transfer from another qualified pension plan and a rollover contribution (if any) shall not be counted as an "Annual Addition."

     BENEFICIARY

          The person or persons entitled to receive any benefits under the Plan as defined in Section 15(b) of the Plan in the event of a Participant's death.

     BOARD OF DIRECTORS

          She board of directors of the Company.

     BREAK IN SERVICE

          A Plan Year during which a Participant has not completed more than 500 Hours of Service; provided, however, that for purposes of Section 3 of the Plan, the eligibility computation period will be used to measure Breaks in Service.

     CODE

          The Internal Revenue Code of 1986, as amended from time to time.

     COMMITTEE

          The Committee appointed by the Board of Directors to administer the Plan and to give instructions to the Trustee.

     COMPANY

          Decision Focus Incorporated.

     COMPANY STOCK

          Shares of any class of stock, preferred or common, voting or nonvoting, which are issued by the Company or by any affiliate of the Company, as defined in Section 407(d) of ERISA, including Employer Securities and Qualified Employer Securities.

     COMPANY STOCK ACCOUNT

          The Account of a Participant which is credited with the shares of Company Stock purchased and paid for by the Trust or contributed to the Trust.

     CONTRIBUTIONS

          Employer contributions which are deductible by an Employer under
          Section 404(a) of the Code.

     COVERED COMPENSATION

          The total wages paid or accrued to a Participant by his Employer for each Plan Year, including any salary deferrals under Sections 401(k) and 125 of the Code, but excluding commissions, bonuses, certain compensation paid for services rendered in the capacity as an officer of the Employer, overtime compensation, any fringe benefits, and contributions to this or any other deferred compensation plan except salary deferrals under Sections 401(k) and 125. Notwithstanding the foregoing, Covered Compensation of any Participant taken into account in any Plan Year shall not exceed $200,000, as indexed in accordance with Section 415(d)(l) of the Code. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each individual's compensation as determined under this definition prior to the application of the limitation. In determining whether a Participant has Covered Compensation in excess of $200,000, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family member" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year.

     DEFERRED RETIREMENT

          Termination of service subsequent to attainment of the Normal Retirement Date.

     DISABILITY

          If the Committee determines in a uniform, nondiscriminatory manner, on the basis of a doctor's certificate, that a Participant terminated his employment because of a total and permanent disability, he will be given Disability Retirement without regard to his age or length of service, and his termination benefit shall be one hundred percent (100%) of the amounts in all of his Accounts. "Total and permanent disability" shall mean the mental or physical inability of the Participant to perform his normal job, as evidenced by the certificate of a medical examiner certifying such inability and certifying that such condition is likely to be permanent. The Committee shall have the right to have a Participant examined by a qualified physician of its own choosing. In the event of a conflict of opinion between the Participant's physician and the Committee's physician, the decision of the Committee's physician shall be conclusive and binding on all parties.

     DOMESTIC RELATIONS ORDER

          Any judgment, decree, or order (including approval of a property settlement agreement) which is made pursuant to a State domestic relations law and which relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant.

     EFFECTIVE DATE

          The Effective Date of this Plan is January 1, 1993.

     ELIGIBLE RETIREMENT PLAN

          An individual retirement account described in Section 408(a) of the Code, an individual retirement annuity (other than an endowment contract) described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a defined contribution plan (qualified under Section 401(a) of the Code) which permits the acceptance of Eligible Rollover Distributions.

     ELIGIBLE ROLLOVER DISTRIBUTION

          Any distribution to an Employee of all or any portion of an Employee's Accounts, other than (i) a distribution which is a series of substantially equal periodic payments made for a specified period of ten (10) years or more or made for the life of the Employee or for the joint life of the Employee and his designated beneficiary, and (ii) a distribution which is a required minimum payment due to an Employee's attainment of age 70-1/2.

     EMPLOYEE

          A person, employed by an Employer, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by an Employer, as well as any other person qualifying as a common law employee of an Employer. Employee shall include leased employees within the meaning of Sections 414(n)(2) and 414(o)(2) of the Code unless such leased employees are covered by a plan described in Code Section 414(n)(5) and such leased employees do not constitute more than 20% of the recipient's non-highly compensated work force.

     EMPLOYER

          Decision Focus Incorporated and any other affiliate of the Company, as defined in Section 407(d) of the ERISA, or any predecessor or successor corporation, which has been designated by the Company as an Employer participating in the Plan, and which has accepted such designation and has agreed to be bound by the terms of the Plan and Trust Agreement.

     EMPLOYER SECURITIES

          Common stock issued by the Company or by any affiliate of the Company, as defined in Section 407(d) of ERISA, having a combination of voting power and dividend rights equal to (i) that class of common stock of the Company having the greatest voting power and (ii) that class of common stock of the Company having the greatest dividend rights. Noncallable preferred stock shall be treated as Employer Securities if such stock is convertible at any time into common stock which meets the above requirements, and if (as of the date of acquisition by the Plan) the conversion price is reasonable.

     EMPLOYMENT COMMENCEMENT DATE

          The date on which the Employee shall first perform an Hour of Service for the Employer.

     ENTRY DATE

          The Participant's hire date. If, on such hire date, a Participant is not an eligible Employee as defined in Section 3 of the Plan, he shall enter the Plan on the date he meets the eligibility requirements.

     ERISA

          The Employee Retirement Income Security Act of 1974, as amended from time to time.

     FISCAL YEAR

          The annual accounting period adopted by the Company for federal income tax purposes.

     FORFEITURES

          The portion of a Participant's Accounts which does not become part of his Plan Benefit upon termination of employment. See Section 13 of the Plan.

     HIGHLY COMPENSATED EMPLOYEE

          An Employee who at any time during the current Plan Year or the preceding Plan Year was a five percent (5%) owner, received compensation from the Employer (for the Plan Year beginning in 1992) in excess of $93,518 as indexed, received compensation from the Employer (for the Plan Year beginning in 1992) in excess of $62,345 as indexed and was in the top-paid group of Employees for such year, or was at any time during such year an officer and received compensation from the Employer (for the Plan Year beginning in 1992) greater than $56,111 as indexed (as adjusted at such time and in such manner as is provided in the Code Regulations). An Employee is in the top-paid group for any year if he is in the top twenty percent (20%) of Employees in terms of compensation. For purposes of this definition, the greater of three (3) Employees or ten percent (10%) of all Employees shall be treated as officers, subject to a maximum of fifty
          (50) officers. Compensation paid to spouses and lineal ascendants (and their spouses) or descendants (and their spouses) of five percent (5%) owners, and Employees who are among the ten (10) highest compensated Employees shall be attributed to such five percent (5%) owners and Highly Compensated Employees.

     HOUR OF SERVICE

          (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or any Affiliated Company during the applicable computation period.

          (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer or any Affiliated Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence, (1) no more than 501 Hours of Service will be credited under this paragraph (b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (2) an hour for which an Employee is directly or indirectly paid, or entitled to payment, during a period in which no duties are performed, will not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unem ployment compensation or disability insurance laws; and (3) Hours of Service will not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. For purposes of this paragraph (b), payment shall be deemed to be made by or due from an Employer or an Affiliated Company regardless of whether such payment is made by or due from the Employer or an Affiliated Company directly or indirectly through, among others, a trust fund, or insurer, to which the Employer or an Affiliated Company contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Company.

          (d) The determination of Hours of Service for reasons other than the performance of duties, and the crediting of Hours of Service to computation periods, shall be in accordance with U.S. Department of Labor Regulations Section 2530.200b-2 (b) and (c). There shall be no duplication of Hours of Service under any of the foregoing provisions.

          (e) In the case of a salaried Employee who is not paid on an hourly basis, Hours of Service shall be based on any available records which accurately reflect the actual number of hours worked by such Employee. If such records do not exist, such Employee shall be credited with Hours of

          Service on the basis of 45 hours for each week for which the Employee would be credited with at least one Hour of Service.

          (f) For purposes of determining whether a Participant has incurred a one-year Break in Service, a Participant will be credited with Hours of Service for certain periods of absence from work by reason of the Participant's pregnancy, the birth of a Participant's child, the adoption of a Participant's child, or caring for a Participant's child during the period immediately following the birth or adoption of such child. If the Participant's normal work hours are known, such Participant will be credited with the number of hours that normally would have been credited for such absence. If the Participant's normal work hours are not known, such Participant will be credited with eight Hours of Service for each normal workday during such absence. Not more than 501 Hours of Service shall be credited for such purposes in the Plan Year in which such absence commences if the Participant would otherwise incur a Break in Service in such Plan Year; otherwise, such Hours of Service shall be credited in the following Plan Year if such absence continues in such Plan Year.

     INDEPENDENT APPRAISER

          Any appraiser, appointed by the Trustee, who is independent of the Company and who meets requirements of the regulations prescribed under
          Section 170(a)(1) of the Code.

     LIMITATION YEAR

          For purposes of the limitations on Contributions and benefits imposed by Section 415 of the Code, the Limitation Year shall be the Plan Year.

     MONEY PURCHASE PENSION ACCOUNT

          The Account of a Participant which represents his interest in the Money Purchase Pension Plan, including his prior balance credited from the prior Money Purchase Pension Plan.

     MONEY PURCHASE PENSION PLAN

          The portion of the Plan which is designed to qualify as such and is subject to the rules pertaining to a money purchase pension plan under
          Section 401(a) of the Code.

     NORMAL RETIREMENT

          Termination of service upon attainment of the Normal Retirement Date.

     NORMAL RETIREMENT DATE

          The date on which a Participant attains age sixty-five (65).

     OTHER INVESTMENTS ACCOUNT

          The Account of a Participant which is credited with his share of the net income (or loss) of the Trust and Employer Contributions and Forfeitures in other than Company Stock and which is debited with payments made to pay for Company Stock.

     PARTICIPANT

          Any Employee or former Employee who is participating in this Plan as defined in Section 3 of the Plan or former Employee who is receiving or will receive benefits under the Plan. A Participant ceases to be a Participant when all funds to which he is entitled under the Plan have been distributed in accordance with the term hereof.

     PLAN

          The Decision Focus Incorporated Employee Stock Ownership Plan and Money Purchase Pension Plan, which includes the Plan and Trust Agreement.

     PLAN BENEFIT

          The vested amount, as defined in Sections 12 and 13 of the Plan, of a Participant's Accounts.

     PLAN YEAR

          The twelve (12) month period ending on each Anniversary Date.

     PROFIT SHARING ACCOUNT

          The Account of a Participant which represents his interest credited to the Profit Sharing Account under the Profit Sharing Plan.

     PROFIT SEARING PLAN

          The Profit Sharing Plan of the Company which is amended and restated by this Plan.

     QUALIFIED ELECTION PERIOD

          The six (6) Plan Year period beginning with the first Plan Year in which the Participant first became a Qualified Participant.

     QUALIFIED EMPLOYER SECURITIES

          Employer Securities which are issued by a domestic corporation that has no securities outstanding that are readily tradable on an established securities market, have been held for at least three years by the seller and were not received by the seller in a distribution from a Plan qualified under Section 401(a) or in a transfer pursuant to an option or other right to acquire stock under Section 83, 422, 422A, 423 or 424 of the Code.

     QUALIFIED PARTICIPANT

          Any Participant who has attained age fifty-five (55) and has completed ten (10) years of participation under the Plan.

     QUALIFIED REPLACEMENT PROPERTY

          Any stock, bond, debenture, note, or other evidence of indebtedness issued by a domestic corporation (other than the Employer corporation or any corporation which is a member of a parent-subsidiary controlled group which includes the Employer corporation) which does not, for the taxable year preceding the taxable year in which such security is purchased, have passive investment income exceeding twenty-five percent (25%) of the gross receipts of such corporation for such year.

     RETIREMENT

          Termination of service due to Normal Retirement, Deferred Retirement or Disability.

     SECURITIES ACQUISITION LOAN

          A loan which is used to purchase Employer Securities and which meets all of the requirements of Section 6(b)(3) of the Plan.

     SEGREGATED INVESTMENTS ACCOUNT

          The Account of a Participant which is credited with amounts which may not be used to purchase shares of Company Stock pursuant to the provisions of Rev. Proc. 87-22.

     STOCK BONUS PLAN

          The portion of the Plan which is designed to qualify as such and is subject to the rules pertaining to a stock bonus plan under Section 401(a) of the Code.

     SUSPENSE ACCOUNT

          The Suspense Account maintained by the Committee to which shall be credited all shares of Employer Securities purchased with the proceeds of a Securities Acquisition Loan.

     TOTAL COMPENSATION

          For purposes of Section 415 of the Code and the Top Heavy provisions in Section 21 of this Plan,

          (a)       The term "Total Compensation" includes:

             (1) The Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with an Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commission on insurance premiums, tips and bonuses).

             (2) For purposes of subdivision (1) of this subparagraph, earned income from sources outside the United States (as defined in Section 911(b)), whether or not excludable from gross income under Section 911 or deductible under Section 913 of the Code.

             (3) Amounts described in Sections 104(a)(3), 105(a) and l05(h), but only to the extent that these amounts are includable in the gross income of the Employee.

             (4) Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that these amounts are not deductible by the Employee under Section 217 of the Code.

             (5) The value of a nonqualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted.

             (6) The amount includable in the gross income of an Employee upon making the election described in Section 83(b) of the Code.

          (b) The term "Total Compensation" does not include items such as:

             (1) Contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of Code
          Section 415 limitations to that plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed. In addition, Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) are not considered as compensation for the taxable year in which contributed to the extent such contributions are deductible by the Employee under Section 219(b)(1) of the Code. Additionally, any distributions from a plan of deferred compensation are not considered as compensation for Section 415 purposes, regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded nonqualified plan may be considered as compensation for Code Section 415 purposes in the year such amounts are includable in the gross income of the Employee.

          (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (under Section 83 of the Code).

          (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

          (4) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary deferral agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Employee).

     TRUST

          The Trust created by the Trust Agreement entered into between the Company and the Trustee.

     TRUST AGREEMENT

          The Agreement between the Company and the Trustee or any successor Trustee establishing the Trust and specifying the duties of the Trustee.

     TRUSTEE

          The Trustee (or Trustees) designated by the Company's Board of Directors (and any successor Trustee). The Board of Directors may provide that any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan (including service as both Trustee and Committee member).

     VALUATION DATE

          The Anniversary Date coinciding with or immediately preceding the date of actual distribution of Plan Benefits. For purposes of the top heavy provisions of this Plan, the Valuation Date is the most recent Anniversary Date within a twelve (12)-month period ending on a Determination Date (as defined in Section 21).

     YEAR OF SERVICE

          For purposes of eligibility, a twelve (12) month period beginning on an Employee's Employment Commencement Date during which an Employee is credited with not less than 1,000 Hours of Service.

          For purposes of vesting under Section 13, all Plan Years after December 31, 1992, during which an Employee has completed 1,000 or more Hours of Service, including any Plan Year during which he has completed 1,000 or more Hours of Service but has not yet become eligible to participate in the Plan.

          Years of Service also include all Years of Service recognized under the Company's Profit Sharing Plan and Money Purchase Pension Plan.

          Years of Service also include all Years of Service with the Employer.

SECTION 3.     ELIGIBILITY.
               -----------

     Each Employee shall become a Participant in the Plan as of his date of hire by the Employer, provided he is an "eligible Employee." An "eligible Employee" includes every employee except any employee (l) who is a nonresident alien, and who receives no earned income from the Employer which constitutes income from sources within the United States, (2) is a member of a collective bargaining unit and who is covered by a collective bargaining agreement, or (3) who is either hired through an employment agency or is a leased employee. Employees who are not eligible employees as of their hire date shall enter the Plan on the date they become eligible employees. Upon the Employee so becoming eligible, his participation shall be based on the total Covered Compensation paid to him for the entire Plan Year during which he becomes eligible to participate. If an Employee who has met the eligibility requirements leaves the service of his Employer and returns to service without incurring a one-year Break in Service, he shall commence participation immediately upon his return. All Employees who were active Participants in the Company's Profit Sharing and/or Money

Purchase Pension Plan(s) on December 31, 1992 are automatically Participants in this Plan as of the Effective Date.

SECTION 4.     PARTICIPATION IN ALLOCATION OF BENEFITS.
               ---------------------------------------

        (a)    Participation.
               -------------

               Except in the case of death, Disability or Retirement, a Participant will share in the allocation of Employer Contributions and Forfeitures only if he is still employed on the last day of the Plan Year and has accumulated 501 or more Hours of Service during the Plan Year. Except in the case of death, Disability or Retirement, a Participant who accumulates less than 501 Hours of Service during a Plan Year will not share in the allocation of Employer Contributions and Forfeitures under Section 11 for such Plan Year. A Participant who accumulates less than 1,000 Hours of Service will not be given a Year of Service for purposes of vesting under Section 13.

               Notwithstanding the foregoing, in the event that the Plan fails to meet the coverage requirements of Internal Revenue Code Section 410(b) for the Plan Year, members of the group of Participants who are in the employ of the Employer and who have completed more than 500 Hours of Service will share in Employer Contributions and Forfeitures for the Plan Year as follows: the minimum number required to meet the coverage tests under Code Section 410(b) based on their number of Hours of Service credited during the Plan Year, ranked in descending order. If more than one Employee receives credit for the lowest number of Hours of Service for which any individual must be covered in order to meet the coverage tests, then all employees receiving credit for exactly that number of Hours of Service shall share in the allocation of Employer Contributions and Forfeitures.

               A Participant reemployed following a Break in Service shall again resume participation in the Plan as of the date of reemployment for purposes of vesting under Section 13 and for purposes of participating in Employer Contributions and Forfeitures under Section 11. However, if the Participant is reemployed after a Break in Service and has no vested rights under the Plan and the number of consecutive one-year Breaks in Service equals or exceeds five years or the number of aggregate years of prebreak service, whichever is greater, he shall be treated as a new Employee for purposes of participation.

        (b)    Leave of Absence.
               ----------------

               A Participant's employment is not considered terminated for purposes of the Plan if the Participant has been on leave of absence with the consent of the Company, provided that he returns to the employ of the Company within thirty (30) days after the leave (or within such longer period as may be prescribed by law). Leave of absence shall mean a leave granted by the Company, in accordance with rules uniformly applied to all Participants, for reasons of health or public service or for reasons determined by the Company to be in its best interests. Solely for purposes of preventing a Break in Service, a Participant on such leave of absence shall be credited with eight (8) Hours of Service for each business day of the leave. A Participant who does not return to the employ of the Company within the prescribed time following the end of the leave of absence shall be deemed to have terminated his employment as of the date when his leave began, unless such failure to return was the result of his death, Disability or Retirement.

        (c)    Suspended Participation.
               -----------------------

               A Participant who ceases to be an eligible Employee by becoming subject to a collective bargaining agreement shall become a suspended Participant. During the period of suspension, no amounts shall be credited to the Participant's Accounts which are based on his Covered Compensation from and after the date of suspension. However, amounts previously credited to a Participant's Accounts shall continue to vest and the Participant shall be entitled to benefits in accordance with the provisions of Section l4(g) of this Plan throughout the period during which the Participant is on suspended status.

SECTION 5.     EMPLOYER CONTRIBUTIONS.
               ----------------------

       (a)     Amount of Contribution.
               ----------------------

               (1)  Stock Bonus Plan.
                    ----------------

                    Employer Contributions may be made to the Trust in such amounts as may be determined by the Company's Board of Directors, provided that such Contributions shall not exceed the maximum amounts deductible under Section 404(a)(3) of the Code. Notwithstanding the foregoing, Employer Contributions may not be made in amounts which would permit the limitation described in Section 11(b) to be exceeded.

               (2)  Money Purchase Pension Plan.
                    ---------------------------

                    The Employer shall contribute to the Money Purchase Pension Plan an amount equal to ten percent (10%) of the total Covered Compensation of all Participants for such year.

       (b)     Time for Making Contribution.
               ----------------------------

               Employer Contributions for each year must be established by resolution of the Company's Board of Directors and paid to the Trust not later than the due date for filing the Company's federal income tax return for that year, including extensions of such date.

       (c)     Form of Contribution.
               --------------------

               Employer Contributions may be paid in cash, shares of Company Stock or other property as the Company's Board of Directors may from time to time determine. Shares of Company Stock and other property will be valued at their then fair market value.

SECTION 6.     INVESTMENT OF TRUST ASSETS.
               --------------------------

       (a)     (1)  Prior Profit Sharing Plan.
                    -------------------------

                    The prior Profit Sharing Plan consisted of a Profit Sharing Account, Company Stock Account and Other Investments Account. All Trust funds under the prior Profit Sharing Plan credited to Participants' Profit Sharing Accounts arising from Employer Contributions and Forfeitures, shall be maintained under this Plan in a separate Profit Sharing Account. Such funds shall continue in existing investments or may be invested in savings accounts, certificates of deposit, securities, or other equity stocks or bonds, or in any other kind of realty or personal property, including interests in oil or other depletable natural resources, options, puts, calls, futures contracts and commodities; or such funds may be held in noninterest-bearing bank accounts as necessary on a temporary basis.

                    All Trust funds under the prior Profit Sharing Plan credited to Participants' Company Stock Accounts or Other Investments Accounts shall be transferred to the Company Stock Accounts or Other Investments Accounts under this Plan and shall continue to be available for investment up to one hundred percent (100%) in Company Stock.

       (a)     (2)  Money Purchase Pension Plan.
                    ---------------------------

                    The Money Purchase Pension Plan Accounts shall consist of all Trust funds credited under the prior Money Purchase Pension Plan arising from Employer Contributions Forfeitures. Such funds held under the Money Purchase Pension Accounts may be maintained in existing investments or may be invested in savings accounts, certificates of deposit, securities, or other equity stocks or bonds, or in any other kind of realty or personal property, including interests in oil or other depletable natural resources, options, puts, calls, futures contracts and commodities; or such funds may be held in noninterest-bearing bank accounts as necessary on a temporary basis.

                    All assets under the prior Money Purchase Pension Plan transferred to this Plan and all assets acquired as a result of Employer Contributions to the Money Purchase Pension portion of this Plan, shall be invested in investments other than Company Stock.

       (b)     Employee Stock Ownership Plan.
               -----------------------------

               (1)  Authorized Investments.
                    ----------------------

                    Employer Contributions in cash and other property received by the Trust will be applied to pay any outstanding obligations of the Trust incurred for the purchase of Employer Securities, or may be applied to purchase additional shares of Company Stock from current shareholders, Treasury shares or newly issued shares from the Company. The Committee may also direct the Trustee to invest funds under the Plan in savings accounts, certificates of deposit, securities, or other equity stocks or bonds or in any other kind of realty or personal property, including interests in oil or other depletable natural resources, options, puts, calls, futures contracts and commodities; or such funds may be held in noninterest-bearing bank accounts as necessary on a temporary basis.

               (2)  Duties of Committee.
                    -------------------

                    Except as otherwise provided in Section 18(b), all investments will be made by the Trustee only upon the direction of the Committee. Except in the case of a purchase from a Disqualified Person (as defined in Section 16(a) of the Plan), all purchases of Company Stock shall be made at no more than fair market value, as determined by an Independent Appraiser as of the most recent Anniversary Date. In the case of a purchase from such a Disqualified Person, all purchases of Company Stock shall be made at prices which, in the judgment of the Independent Appraiser, do not exceed the fair market value of such shares as of the date of the transaction.

              (3)   Plan Loans.
                    ----------

                    (A) The Committee may direct the Trustee to incur Plan loans from time to time to carry out the purposes of the Trust, provided that if the loan is a Securities Acquisition Loan, the terms of the Loan must comply with the following requirements: Any such loan shall be for a specified term, shall bear a reasonable rate of interest, may not exceed fifteen (15) years in duration, and may only be secured by a collateral pledge of the Employer Securities so acquired. Any such loan shall be primarily for the benefit of Plan Participants and their Beneficiaries. No other Trust assets may be pledged as collateral by the Trustee, and no lender shall have recourse against Trust assets other than any shares of Employer Securities Stock remaining subject to pledge. Any pledge of Employer Securities must provide for the release of shares so pledged pursuant to either the "General Rule" or the "Special Rule" set forth in Section 7. Repayments of principal and interest on any Securities Acquisition Loan shall be made by the Trustee (as directed by the Committee) only from Employer Contributions in cash to the Trust, from any cash dividends received by the Trust on such Employer Securities or from any earnings attributable to the investment of Employer Contributions made to the Trust in cash to meet its obligation under the loan. The proceeds of a Securities Acquisition Loan may be used only to acquire Employer Securities, to repay such loan or to repay a prior Securities Acquisition Loan. The protections and rights described in Section 16 are nonterminable. Should this Plan cease to be an Employee Stock Ownership Plan, or should the Securities Acquisition Loan be repaid, all Employer Securities will continue to be subject to the provisions of Section 16.

          (B) In the event of default upon any Securities Acquisition Loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of default. If the lender is a Disqualified Person, a loan must provide for a transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan. For purposes of this paragraph, the making of a guarantee does not make a person a lender.

          (C) Interest earned on any Securities Acquisition Loan made by a bank, insurance company, regulated investment company or corporation actively engaged in the business of lending money shall qualify for the fifty percent (50%) exclusion from gross income under Section 133 of the Code to the extent the loan meets the following criteria:

               (i) The proceeds are paid to the Plan or are paid to the Company and in turn lent by the Company to the Plan. If the proceeds of the loan are in turn lent to the Plan, the repayment terms must be substantially similar to the terms of the loan to the Company.

               (ii) If the loan was completed between June 6, 1989 and November 17, 1989, the Plan must own thirty percent (30%) or more of either each class of Company Stock or the total value of all outstanding stock of the Company. In the case of loans completed after November 17, 1989, the Plan must own more than fifty percent (50%) of such stock of the Company.

               (iii)   The terms of the loan may not exceed fifteen (15) years.

               (iv) In the case of loans completed after November 17, 1989, Participants shall be entitled to direct how the stock acquired with such Securities Acquisition Loan and allocated to their accounts will be voted.

               If a Securities Acquisition Loan (other than a back-to-back loan in which the repayment terms of the loan to the Plan are not substantially similar to the terms of the loan to the Company) is refinanced, the fifty percent (50%) interest exclusion shall apply only during the first seven (7) years of the original commitment period (measured from the date of the original loan) or during the original commitment period, whichever is greater. Interest earned on any Securities Acquisition Loan made by the Company or by any member of a controlled group of companies which includes the Company shall not qualify for such interest exclusions.

               (4)     Nonrecognition of Gain.
                       ----------------------

               (A) There shall be no recognition of gain upon a sale of Employer Securities to the Plan if (i) the seller has held such Securities for at least three (3) years, (ii) after the purchase the Plan owns at least thirty percent (30%) of each class of outstanding stock of the Company (other than preferred stock described in Section 1504(a)(4) of the Code, or thirty percent (30%) of the total value of all outstanding stock of the Company (other than preferred stock described in Section 1504(a)14) of the Code), (iii) the seller purchases Qualified Replacement property within three (3) months prior to the sale or within twelve (12) months after the sale, (iv) on or before the time (including extension) for filing his income tax return, the seller files with the IRS a written statement verified by the Company, regarding the terms of the sale, and (v) the Plan complies with the allocation requirements set forth in
Section 11(b)(5).

               (B) If, during the three-year period after the Plan acquires Qualified Employer Securities in a transaction in which gain is not recognized, the Plan disposes of part or all of such Qualified Employer Securities, the Company shall be liable for a tax equal to ten percent (10%) of the amount realized upon the disposition, unless such disposition is necessary to meet the diversification requirements of Section 17(a) of the Plan, or unless such disposition is made to a Participant (or to his Beneficiary) by reason of his death, Disability, retirement after age 59-1/2 or a separation from service with the Employer which results in a one-year Break in Service.

SECTION 7.   ALLOCATIONS TO ACCOUNTS.
             -----------------------

     (a)     Individual Accounts.
             -------------------

             The Committee shall establish and maintain individual Accounts for each Participant in the Plan. Individual Accounts shall also be maintained for all former Participants who still have an interest in the Plan. Except as provided in Section 17(a), such individual Accounts shall not require a segregation of the Trust assets and no Participant, former Participant or Beneficiary shall acquire any right to or interest in any specific asset of the Trust as a result of the allocation provided for in the Plan.

     (b)     Company Stock Account.
             ---------------------

             (1) The Company Stock Account of each Participant will be credited as of each Anniversary Date with his allocated share of Company Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind by the Company, with Forfeitures of Company Stock and with stock dividends on Company Stock held in his Company Stock Account. A Participant's Company Stock Account will also be credited initially with his share, if any, of Company Stock transferred to the Company Stock Account under the prior Profit Sharing Plan.

                   Employer Securities acquired by the Trust with the proceeds of a Securities Acquisition Loan shall be credited to a Suspense Account. For each Plan Year during the duration of the loan, the number of shares of Employer Securities to be released from said Suspense Account and allocated to the Company Stock Accounts of Participants shall be determined pursuant to either the "General Rule" or the "Special Rule" described below as selected by the Committee for each Securities Acquisition Loan. Once the Committee has selected either the General Rule or the Special Rule, that Rule shall be used exclusively for the allocation of shares of Employer Securities purchased with the proceeds of a particular Securities Acquisition Loan.

                   (A) General Rule: For each Plan Year during the duration of the loan, the Committee shall withdraw from the Suspense Account a number of shares of Employer

Securities equal to the total number of such shares held in the Suspense Account immediately prior to the withdrawal multiplied by a fraction:

                         (i)   The numerator of which is the amount of principal
and interest paid for the Plan Year; and

                         (ii)  The denominator of which is the sum of the
numerator plus the principal and interest to be paid for all future years.

                   (B)   Special Rule:

                         (i)   For each Plan Year, the Committee shall withdraw
from the Suspense Account a number of shares of Employer Securities equal to the total number of such shares held in the Suspense Account immediately prior to the withdrawal multiplied by a fraction:

                               (aa)  The numerator of which is the amount of
principal paid for the Plan Year; and

                               (bb)  The denominator of which is the sum of the
numerator plus the principal to be paid for all future Plan Years.

                         (ii) The Committee may select the Special Rule only if:

                               (aa)  The Securities Acquisition Loan provides
for annual payments of principal and interest at a cumulative rate which is not less rapid at any time than level annual payments of such amounts for ten (10) years;

                               (bb)  The interest included in any payment is
disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and

                               (cc)  By reason of a renewal, extension or
refinancing, the sum of the expired duration of the original loan, any renewal period, any extension period and the duration of any new loan does not exceed 10 years.

                   (C) In determining the number of shares to be released for any Plan Year under either the General Rule or the Special Rule:

                         (i)   The number of future years under the Loan must be
definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods;

                         (ii)  If the Loan provides for a variable interest
rate, the interest to be paid for all future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year for which the determination is being made; and

                         (iii) If the Employer Securities allocated to the
Suspense Account includes more than one class of shares, the number of shares of each class to be withdrawn for a Plan Year from the Suspense Account must be determined by applying the applicable fraction provided for above to each such class.

                   (2) Allocations of Company Stock shall be reflected separately for each class of such stock, and the Committee shall maintain adequate records of the aggregate cost basis of Company Stock allocated to each Participant's Company Stock Account.

             (c)   Other Investments Account.
                   -------------------------

                   The Other Investments Account of each Participant will be credited (or debited) as of each Anniversary Date with his share of the net income (or loss) of the Trust, with cash dividends on Company Stock not used to pay the Securities Acquisition Loan and with Employer Contributions and Forfeitures in other than Company Stock. The Other Investments Account of each Participant will be credited (or debited) as of each Anniversary Date with his share of the unrealized appreciation (or depreciation) in the value of Trust assets other than Company Stock. It will be debited for any payments for purchases of Company Stock or for repayment of debt (including principal and interest) incurred for the purchase of Employer Securities. The Other Investments Account of each Participant will also be credited initially with his share, if any, of assets transferred from the Other Investments Account under the prior Profit Sharing Plan.

             (d)   Profit Sharing Account.
                   ----------------------

                   The Profit Sharing Account of each Participant will be credited initially with his share, if any, of assets held under the Profit Sharing Account of the prior Profit Sharing Plan.

             (e)   Money Purchase Pension Account.
                   ------------------------------

                   The Money Purchase Pension Account of each Participant was credited initially with his share, if any, of assets held under the prior Money Purchase Pension Plan. This Account will continue to be credited as of each Anniversary Date with his share of the Employer Money Purchase Pension contributions made under this Plan.

SECTION 8.   EXPENSES OF THE PLAN AND TRUST.
             ------------------------------

     Normal brokerage charges which are included in the cost of securities purchased (or charged to proceeds in the case of sales) shall be paid by the Trust. The Company shall pay all expenses in connection with the design, establishment, or termination of the Plan. The Trust shall pay all costs of administering the Plan, unless such expenses are paid by the Company.

SECTION 9.   VOTING COMPANY STOCK.
             --------------------

     (a) Except as provided in Subsection (b) of this Section 9, all Company Stock held by the Trust shall be voted by the Trustee in accordance with instructions from the Committee. Notwithstanding the foregoing, each Participant and/or Beneficiary shall be entitled to direct the voting of any voting shares of Company Stock allocated to his Company Stock Account with respect to any vote required for the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all the assets of a trade or business, or other similar transactions prescribed by regulation. Any unallocated shares held by the Trust shall be voted by the Trustee in accordance with instructions from the Committee.

     (b) Notwithstanding the provisions of Subsection (a) of this Section 9, each Participant and/or Beneficiary shall be entitled to direct the voting of any Employer Securities which are allocated to his Company Stock Account to the extent such Employer Securities were acquired by or transferred to the Trust in connection with a Securities Acquisition Loan to which Section 133 of the Code applied.

SECTION 10.  DISCLOSURE TO PARTICIPANTS.
             --------------------------

     (a)     Summary Plan Description.
             ------------------------

             Within one hundred twenty (120) days after the receipt of an initial favorable determination letter from the Internal Revenue Service relating to the qualification of the Plan, and thereafter within ninety (90) days after a Participant commences participation (or after a Beneficiary first receives benefits under the Plan), the Committee shall furnish such Participant (or Beneficiary) with the summary plan description required by Sections 102(a)(1) and 104(b)(1) of ERISA. Such summary plan description shall be updated from time to time as required under ERISA and the Department of Labor regulations thereunder.

     (b)     Summary Annual Report.
             ---------------------

             Within nine (9) months after each Anniversary Date, the Committee shall furnish each Participant (and each Beneficiary receiving benefits under the Plan) with the summary annual report of the Plan required by Section 104(b)(3) of ERISA, in the form required by regulations of the Department of Labor.

     (c)     Annual Statement.
             ----------------

             As soon as possible after each Anniversary Date, each Participant will receive a written statement of his Accounts showing as of that Anniversary
Date:

                   (1) The balance in each of his Accounts as of the preceding Anniversary Date.

                   (2) The amount of Employer Contributions and Forfeitures allocated to his Accounts for the year.

                   (3) The adjustments to his Accounts to reflect his share of dividends and the income and expenses of the Trust for the year.

                   (4) The new balances in each of his Accounts, including the number of shares of Company Stock.

                   (5)   The vested percentage of his Plan Benefit.

             Upon the discovery of any error or miscalculation in an Account, the Committee shall correct the same insofar as, in the Committee's discretion, correction is feasible. Statements to Participants are for reporting purposes only, and no allocation, valuation or statement shall, by itself, vest any right or title in any part of the Trust fund.

             (d)   Notice of Rollover Treatment.
                   ----------------------------

                   The Committee shall, when making any distribution which qualifies as a qualifying rollover distribution under Section 402(a)(5)(E) of the Code, provide a written statement to the recipient which explains (i) the provisions under which such distribution will not be subject to current tax if transferred to an eligible Individual Retirement Account within 60 days of receipt of the distribution, and (ii) the circumstances under which lump sum distributions may be taxed at favorable capital gains rates and forward averaging rates.

             (e)   Additional Disclosure.
                   ---------------------

                   The Committee shall make available for examination by any Participant (or Beneficiary) copies of the summary plan description, the Plan, the Trust Agreement and the latest annual report of the Plan filed with the Department of Labor. Upon written request of any Participant (or Beneficiary), the Committee shall furnish copies of such documents and may make a reasonable charge to cover the cost of furnishing such copies, as provided in regulations of the Department of Labor.

SECTION 11.  ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES.
             ----------------------------------------------------

     (a)     Allocation of Employer Contributions and Forfeitures.
             ----------------------------------------------------

             The allocation will be made as follows:

             (1)   Employer Contributions.
                   ----------------------

                   Employer Contributions will be allocated as of each Anniversary Date among the Account of Participants (in accordance with Section 4 of this Plan) who are employed on the last day of the Plan Year, or Employees whose employment terminated during the year because of death, Disability or Retirement, in the proportion that each such Participant's Covered Compensation bears to the total Covered Compensation of all such Participants for that year. Shares of Company Stock released from the Suspense Account (as provided in Section 7(b)) by reason of the payment of interest and principal on a Securities Acquisition Loan shall be allocated as of each Anniversary Date among the Accounts of Participants in the Plan who are employed on the last day of the Plan Year, or Employees whose employment terminated during the year because of death, Disability or Retirement, in the proportion that each such Participant's Covered Compensation bears to the total Covered Compensation of all such Participants for that year. For purposes of this paragraph, a person who is an Inactive Participant for a Plan Year, or whose employment terminates during a Plan Year for reasons other than death, Disability or Retirement, shall not be considered a Participant in the Plan on the last day of that Plan Year.

             (2)   Forfeitures.
                   -----------

                   (A)   Stock Bonus Plan.  As of each Anniversary Date, any
                         ----------------
amount credited as of the preceding Anniversary Date to the Accounts of Participants or former Participants which has been forfeited during the year as provided by Section 13, shall be allocated to the Accounts of Participants in the Plan who are employed on the last day of the year, or Employees whose employment terminated during the year because of death, Disability or Retirement, in the same manner as Employer Contributions are allocated.

                   (B)   Money Purchase Pension Plan.  As of each Anniversary
                         ---------------------------
Date, any amount credited as of the preceding Anniversary Date to the Accounts of Participants or former Participants which has been forfeited during the year will be applied to reduce the amount of required Employer Contributions for that year.

             (3)   Net Income (or Loss) of the Trust.
                   ---------------------------------

                   The net income (or loss) of the Trust will be determined annually as of each Anniversary Date. Any stock dividends on shares of Company Stock held by the Trust shall be allocated to each Participant's Company Stock Account in the ratio in which the cumulative number of shares allocated to his Company Stock Account as of the preceding Anniversary Date bears to the total cumulative number of shares of Company Stock allocated to the Company Stock Accounts of all Participants as of that date. Any cash dividends paid on shares of Company Stock (whether or not allocated) and any gain on the sale of unallocated shares of Company Stock shall be allocated to each Participant's Other Investments Account in the ratio in which the cumulative number of shares allocated to his Company Stock Account as of the preceding Anniversary Date bears to the total cumulative number of shares of Company Stock allocated to the Company Stock Accounts of all Participants as of that date. All other net income (or loss) will be allocated to each Participant's Other Investments Account in the ratio in which the balance of his Other Investments Account on the preceding Anniversary Date bears to the sum of the balances of the Other Investments Accounts of all Participants on that date. For this purpose, Account balances shall be reduced by amounts distributed to Participants during the Plan Year.

                   The net income (or loss) includes the increases (or decreases) in the fair market value of assets of the Trust, interest, dividends, other income and expenses attributable to assets in the Other Investments Accounts since the preceding Anniversary Date. Net income (or loss) does not include the interest paid under any installment contract for the purchase of Company Stock by the Trust or on any loan obtained by the Trust to purchase Company Stock. Notwithstanding the foregoing, no income (or loss) shall be allocated to a terminated Participant's Account for the Plan Year in which he receives final distribution of his Plan Benefit.

The Profit Sharing Account, if any, of each Participant will be credited (or debited) at least once each year with his share of the net income (or loss) attributable to the assets transferred to the Trust from the prior Profit Sharing Plan. The Money Purchase Pension Account, if any, of each Participant will be credited (or debited) at least once each year with his share of the net income (or loss) attributable to the Money Purchase Pension Plan.

     (b)     Allocation Limitations.
             ----------------------

             (1) The total Annual Additions to a Participant's Accounts for any Limitation Year shall not exceed the lesser of (i) $30,000 (or, if greater, one-fourth (1/4) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code), or (ii) twenty-five percent (25%) of the Participant's Total Compensation for the Limitation Year. A Participant's allocable share of Employer Contributions applied to the payment of Interest on a Securities Acquisition Loan and Forfeitures of Employer Securities purchased with the proceeds of a Securities Acquisition Loan shall not be included as an Annual Addition, provided that no more than one-third (1/3) of the Employer Contribution for that year is allocated to the Accounts of Highly Compensated Employees.

             (2) If an Employer is contributing to another defined contribution plan, as defined in Section 414(i) of the Code, for Employees of the Company, some or all of whom may be Participants in this Plan, then any such Participant's Annual Additions in such other plan shall be aggregated with the Participant's Annual Additions derived from this Plan for purposes of the limitation in Paragraph (1) of this Subsection.

             (3) If a Participant in this Plan is also a Participant in a defined benefit plan to which Contributions are made by an Employer or Affiliated Company, then in addition to the limitation contained in Paragraph
(l) of this Subsection, such Participant's allocations shall be limited, such that the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year shall not exceed 1.0. For purposes of this Paragraph (3), the defined benefit plan fraction is a fraction, the numerator of which is the projected annual benefit of the Participant under all such defined Plans determined as of the close of the Limitation Year, and the denominator of which is the lesser of (i) the product of 1.25 multiplied by the dollar limitation in effect for such Plan Year, or (ii) the product of 1.4 multiplied by one hundred percent (100%) of the Participant's average Total Compensation for his highest three Limitation Years. For purposes of this Paragraph (3), the defined contribution plan fraction for any Limitation Year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts as of the close of the Limitation Year, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the Employer: (i) the product of 1.25 multiplied by the dollar limitation in effect for such Limitation Year or (ii) the product of l.4 multiplied by twenty-five percent (25%) of the Participant's Total Compensation.

             (4) If Company Stock is purchased from a shareholder of the Company and if such shareholder is also a Participant in this Plan, then notwithstanding anything to the contrary contained in this Plan, the total Account balances of such Participant's Accounts other than his Segregated Investments Account, combined with the total Account balances of the Accounts of such Participant's spouse, parents, grandparents, children, and grandchildren under the Plan, shall not exceed twenty percent (20%) of the total of all Account balances under the Plan. However, if the total Account balances of such Participant's Accounts exceed twenty percent (20%) of the total of all Account balances, then the amounts in excess of said twenty percent (20%) shall be credited to that Participant's Segregated investments Account and invested in investments other than Company Stock.

             (5) In the case of a sale in which a seller elects nonrecognition of gain under Section 1042 of the Code, no portion of such Qualified Employer Securities may be allocated during the nonallocation period to the Account of
(i) the seller (or his family) or (ii) any other person who owns (after application of the family attribution rules) more than twenty-five percent (25%) of any class of outstanding Company Stock, or more than twenty-five percent (25%) of the total value of any class of outstanding Company Stock, at any time during the one year period preceding the purchase of such Qualified Employer Securities by the Plan, or on any subsequent date when such Qualified Employer Securities are allocated to Participants in the Plan. For purposes of this Paragraph, the seller's family shall include his spouse, ancestors, lineal descendants, and brothers and sisters. Notwithstanding the foregoing, lineal descendants of a seller shall be permitted to share in the allocation of Qualified Employer Securities, provided that the aggregate amount of such stock allocated for the benefit of all such lineal descendants does not exceed more than five percent (5%) of such stock purchased from the seller. For purposes of this Paragraph
(5), a person shall be considered to be a more than twenty-five percent (25%) shareholder if the amount of Company Stock which he owns (whether outright or as a Plan Participant), together with the amount of Company Stock owned by his spouse, children, grandchildren and parents (whether outright or as Plan Participants), exceeds twenty-five percent (25%) of any class of outstanding Company Stock or twenty-five percent (25%) of the total value of any class of outstanding Company Stock. For purpose of this Paragraph (5), the "nonallocation period" means the period beginning on the date of the sale and ending on the later of (i) the date which is ten (10) years after the date of sale, or (ii) the date of the Plan allocation attributable to the final payment of the Securities Acquisition Loan.

             (6) If, due to forfeitures, reasonable error in estimating compensation, or other limited facts and circumstances as determined by the Commissioner, the Account balances or the Annual Additions to a Participant's Accounts would exceed the limitation described in Paragraphs (1), (2) or (3) of this Subsection, the aggregate of the Annual Additions to this Plan and the Annual Additions to any other plan described in Paragraphs (2) or (3) shall be reduced until the applicable limitation is satisfied.

             (7) The reduction shall be treated the same as Forfeitures and shall be allocated in accordance with Section 11(a)(2) of the Plan to the Accounts of Participants who are not affected by this limitation.

             (8) If any amount cannot be reallocated under the foregoing provision, such amount shall be deposited in a suspense account and allocated to the maximum extent possible under Section 11(a)(2) of the Plan in succeeding years, provided that (i) no Employer Contributions are made until Section 415 of the Code will permit their allocation, (ii) no investment gains or losses are allocated to such suspense account, and (iii) the amounts in such suspense account are allocated at the earliest possible date.

SECTION 12.  PLAN BENEFIT AT DEATH, DISABILITY OR RETIREMENT.
             -----------------------------------------------

     Participation in the allocation of Employer Contributions and Forfeitures terminates as of the end of the Plan Year coinciding with or following a Participant's death, Disability or Retirement. A Participant's Plan Benefit upon death, Disability or Retirement will be the total of his Account balances as of the coinciding or following Anniversary Date.

     A Participant will be one hundred percent (100%) vested upon death or attainment of any of the following Retirement dates:

             (a)   Normal Retirement.
                   -----------------

                   A Participant's Normal Retirement Date is the date he attains age sixty-five (65).

             (b)   Deferred Retirement.
                   -------------------

                   If a Participant continues in the service of his Employer beyond his Normal Retirement Date, he shall continue to participate in the Plan during any period of employment following his Normal Retirement Date.

             (c)   Disability Retirement.
                   ---------------------

                   If the Committee determines in a uniform, nondiscriminatory manner, on the basis of a doctor's certificate, that a Participant terminated his employment because of a total and permanent disability, he will be given a Disability Retirement without regard to his age or length of service, and his termination benefit shall be one hundred percent (100%) of the amounts in all of his Accounts. "Total and permanent disability" shall mean the mental or physical inability of the Participant to perform his normal job, as evidenced by the certificate of a medical examiner certifying such inability and certifying that such condition is likely to be permanent. The Committee shall have the right to have a Participant examined by a qualified physician of its own choosing. In the event of a conflict of opinion between the Participant's physician and the Committee's physician, the decision of the Committee's physician shall be conclusive and binding on all parties.

                   Any amount credited to a Participant's Accounts with respect to the Employer's Contribution for the Plan Year in which he dies, becomes Disabled or attains any of the above Retirement dates shall also be completely vested at the time of such contribution.

SECTION 13.  OTHER TERMINATION OF SERVICE AND VESTING.
             ----------------------------------------

     (a)     Vesting Schedule.
             ----------------

             If a Participant has a Break in Service or his employment is terminated for any reason other than as described in Section 12, the vesting of his Plan Benefit will be based upon his Years of Service, as defined in Section 2, in accordance with the following vesting schedule:

             Years of Service           Percentage of Accounts Vested
             ----------------           -----------------------------
             Less than One Year                        0

             One Year                                 20

             Two Years                                40

             Three Years                              60

             Four Years                               80

             Five or more Years                      100

     (b)     Vesting Upon Reemployment.
             -------------------------

             If a Participant is reemployed by the Company following a Break in Service, such Participant's Accounts shall be vested as follows:

             (1)   Vesting of Prior Account Balances.
                   ---------------------------------

                   If a Participant has had five consecutive one-year Breaks in Service, Years of Service after such five-year period will not be taken into account for purposes of determining a Participant's vested interest in his prebreak Account balances, and new Accounts will be established to record his interest in the plan for his service after such five-year period.

             (2)   Vesting of Subsequent Account Balances.
                   --------------------------------------

                   (A) In the case of a Participant who, at the time of a Break in Service, does not have any vested right under Paragraph (a) above, Years of Service before such Break in Service shall not thereafter be taken into account for purposes of determining a Participant's vested interest in his postbreak Account balances if the number of consecutive one-year Breaks in Service equals or exceeds five years.

                   (B) If a Participant had any degree of vested interest at the time of his Break in Service, he shall participate retroactively to his Employment Commencement Date for purposes of determining a Participant's vested interest in his postbreak Account balances. Upon resuming participation, such Participant's Years of Service shall include all Years of Service prior to his Break in Service.

     (c)     Forfeitures.
             -----------

             Any remainder of a terminating Participant's Account which is not vested in accordance with the foregoing provisions shall be treated as a Forfeiture. Forfeitures shall be first charged against a Participant's Other Investments Account, with any balance charged next against Company Stock which was not acquired with the proceeds of a Securities Acquisition Loan then charged against Employer Securities acquired with a Securities Acquisition Loan. The disposition of such Forfeitures shall be as follows:

             (1) If a Participant has incurred five consecutive one-year Breaks in Service and has not received a "cash-out distribution" (as defined below), the nonvested balance of his Accounts shall be allocated as a Forfeiture as soon as possible after the close of the Plan Year in which he incurs a five-year Break in Service.

             (2) If a Participant who is not 100% vested receives a distribution of his Plan Benefit, which is not a "cash-out distribution" (as defined below), prior to the occurrence of a five-year Break in Service, and he returns to work for the Employer, the portion of his Accounts which was not vested shall be maintained separately (from any additional contributions to this

Plan) until he becomes 100% vested. His vested and nonforfeitable percentage in such separate Accounts upon his subsequent termination of Service shall be equal to:

                                     X - Y
                                    --------
                                    100% - Y

                   For purposes of applying this formula, X is the vested percentage at the time of the subsequent termination, and Y is the vested percentage at the time of the prior termination. Separate Accounts shall share in the allocation of Trust income or loss on every Anniversary Date prior to Forfeiture, but such accounts shall not share in allocation of Trust income or loss on the Anniversary Date on which they are forfeited.

             (3) If a Participant receives a "cash-out distribution" (as defined below), the nonvested balance of his Accounts shall be allocated as a Forfeiture as soon as possible after the close of the Plan Year in which he receives his "cash-out distribution."

     (d)     Cash-Out Distribution.
             ---------------------

             Effective for Plan Years beginning on or after January 1, 1993, if a partially vested Participant receives a cash-out distribution, the cash-out distribution will result in a forfeiture of the nonvested portion of the Participant's Accounts. A "cash-out distribution" is a distribution of the vested portion of a Participant's Accounts that is made on account of termination of participation in the Plan, provided that such distribution is made not later than the close of the second Plan Year following the Plan Year in which such termination occurred.

             If any former Participant shall be reemployed by the Employer before five (5) consecutive one-year Breaks in Service, and such former Participant had received a cash-out distribution prior to his reemployment, the forfeited portion of his Accounts shall be reinstated only if he repays the full amount distributed to him. Such repayment must be made by the former Participant before he incurs five (5) consecutive one-year Breaks in Service following the date of distribution. In the event the former Participant does repay the full amount distributed to him, the undistributed portion of the Participant's Accounts must be restored in full, unadjusted by any gains or losses occurring subsequent to the Anniversary Date preceding his termination.

Restoration of a Participant's Accounts shall include restoration of all Code
Section 411(d)(6) protected benefits with respect to such restored amounts.

             If the Participant repays the amount distributed to him within the required time period, the Committee shall restore the forfeited portion of his Accounts as of the Anniversary Date coinciding with or following the repayment. Such amount shall be restored, to the extent necessary, in the following manner:

             (A)   first from current-year Forfeitures;

             (B)   second from current-year Trust earnings; and

             (C)   third from current-year Contributions.

             To the extent the amounts described in clauses (A), (B) and (C) are insufficient to enable the Committee to make the required restoration, the Employer must contribute the additional amount necessary to enable the Committee to make the required restoration.

             A Participant who is zero percent (0%) vested shall be deemed to have received a cash-out distribution as of the last day of the Plan Year in which he receives an allocation of Contributions or Forfeitures. For purposes of applying the restoration provisions of this Paragraph, the Committee will treat a zero percent (0%) vested Participant as repaying his cash-out distribution on the first day of his reemployment with the Employer.

SECTION 14.  DISTRIBUTION OF PLAN BENEFIT.
             ----------------------------

     (a)     Death, Disability or Retirement.
             -------------------------------

             In the event of death, Disability or Retirement, a Participant's Plan Benefit shall be distributed as soon as administratively possible but not later than one year after the close of the Plan Year in which such event occurs:

             (1)   Company Stock Account and Other Investments Account.
                   ---------------------------------------------------

                   Distribution of the Company Stock Account and Other Investments Account exceeding $3,500 will be made in substantially equal annual installments over a period of five years; provided, however, that if the value of such Accounts, together with the value of the Money Purchase Pension Account, exceeds five hundred thousand dollars ($500,000), the term of the distribution shall be five years, plus one year (but not more than five (5) additional years) for each one hundred thousand dollars ($100,000) (or fraction thereof) by which the value of such Accounts exceeds five hundred thousand dollars ($500,000).

             (2)   Small Amounts.
                   -------------

                   Notwithstanding the foregoing, if the total value of all of a Participant's Company Stock Account and Other Investments Account is $3,500 or less, distribution shall be made in a lump sum as soon as possible after the close of the Plan Year in which he terminates employment.

             (3)   Profit Sharing Account.
                   ----------------------

                   Distribution of a Participant's Profit Sharing Account will be made in a lump sum.

             (4)   Money Purchase Pension Account.
                   ------------------------------

                   Distribution of a Participant's Money Purchase Pension Account will be made in joint and survivor or preretirement survivor annuities as specified in Section 14(j) of the Plan. If the Participant (and spouse if applicable) elects not to receive such annuities, his Money Purchase Pension Account will be distributed in a lump sum.

     (b)     Other Termination of Participation.
             ----------------------------------

             In the event a Participant terminates employment for reasons other than death, Disability or Retirement, his vested Plan Benefit will be distributed as follows:

             (1)   Company Stock Account and Other Investments Account.
                   ---------------------------------------------------

                   In the event a Participant ceases to participate for reasons other than death, Disability or Retirement, distribution of his Company Stock Account and Other Investments Account exceeding $3,500 shall commence as soon as possible after the Participant terminates employment. Distribution of such Accounts will be made in substantially equal annual installments over a period of five years; provided, however, that of the value of such Accounts, together with the value of the Money Purchase Pension Account, exceeds five hundred thousand dollars ($500,000), the term of the distribution shall be five years, plus one year (but not more than five (5) additional years) for each one hundred thousand dollars ($100,000) (or fraction thereof) by which the value of such Accounts exceeds five hundred thousand dollars ($500,000).

             (2)   Small Amounts.
                   -------------

                   Notwithstanding the foregoing, if the total value of all of a Participant's Company Stock Account and Other Investments Account is $3,500 or less, distribution shall be made in a lump sum as soon as possible after the Participant terminates employment.

                   Notwithstanding the foregoing provisions of this Section 14(b), the Plan shall not be required to distribute any Employer Securities acquired with the proceeds of a Securities Acquisition Loan until the close of the Plan Year in which such Securities Acquisition Loan has been repaid in full.

                   Notwithstanding the foregoing provisions of this Section 14(b), the Plan shall not be required to distribute any Employer Securities to the extent that the Participant or Beneficiary has elected to have his Company Stock Account diversified under the provisions of Section 17(a) hereof.

             (3)   Profit Sharing Account.
                   ----------------------

                   Distribution of a Participant's Profit Sharing Account will be made as soon as possible after he separates from service in a lump sum.

             (4)   Money Purchase Pension Account.
                   ------------------------------

                   Distribution of a Participant's Money Purchase Pension Account will be made in as soon as possible after he separates from service in joint and survivor or preretirement survivor annuities as specified in Section 14(j) of the Plan. If the Participant (and spouse if applicable) elects not to receive such annuities, his Money Purchase Pension Account will be distributed in a lump sum.

     (c)     Death Prior to Distribution.
             ---------------------------

             If a Participant who has elected to defer his distribution dies before his distribution has commenced, such Participant's entire Plan Benefit shall be distributed within five (5) years of the date of his death; provided, however, that if any portion of a Participant's Plan Benefit is payable to or for the benefit of an individual who is his designated Beneficiary, such portion may, at the election of such Beneficiary, be distributed over a period not exceeding the life expectancy of such Beneficiary, provided such distributions begin not later than one year after the death of the Participant; and provided further that if the designated Beneficiary is the spouse of the Participant, at the election of the spouse, such distribution (over a period not exceeding the life expectancy of said spouse) need not commence until the date the Participant would have attained age 70-1/2.

     (d)     Valuation Date.
             --------------

             All Accounts, including the Company Stock Account, shall be valued as of the Valuation Date. The Company or the Committee may require other valuations from time to time as necessary. Any valuation of Company Stock contributed to or purchased by the Plan shall be determined by an Independent Appraiser.

     (e)     Limitations.
             -----------

             If a present value of a Participant's Plan Benefit (determined in accordance with Section 411(a)(11) (B) of the Code) exceeds $3,500, any distribution prior to the later of age sixty-two (62) or his Normal Retirement Date may be made only with the written consent of the Participant.

             Failure of a Participant to consent to an immediate distribution is an election to defer benefits to the later of age sixty-two (62) or the Normal Retirement Date of the Participant.

     (f)     Commencement of Benefits.
             ------------------------

             At the request of a Participant, the Committee may direct that the distribution be deferred and commence not later than April 1 of the calendar year following the calendar year in which such Participant attains age 70-1/2, unless such Participant has attained age 70-1/2 prior to January 1, 1988. If a Participant has attained age 70-1/2 prior to

January 1, 1988, distributions must begin not later than April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2 or (ii) the calendar year in which the Participant retires unless he was a "five percent (5%) owner" at any time during the Plan Year (or calendar year) in which the Participant attained age 66-1/2 or any subsequent Plan Year. If a Participant dies after the distribution of his Plan Benefit has commenced, the remaining portion of his Plan Benefit shall be distributed at least as rapidly as under the method being used at the date of his death.

             Notwithstanding anything in this Section 14 to the contrary, payment of the Plan Benefit will commence at the Participant's request no later than the sixtieth (60th) day after the close of the Plan Year (or if later after the Plan Benefit is determined) in which the latest of the following events occur:

             (1)   The attainment by the Participant of age sixty-five (65);

             (2) The Participant's actual retirement from the employ of the Company;

             (3) The tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan.

     (g)     Undistributed Accounts.
             ----------------------

             Any part of a Participant's Company Stock Account and Other Investments Account which is retained in the Trust after the Anniversary Date coinciding with or immediately following the date on which he terminates employment will continue to be treated as a Company Stock Account or as an Other Investments Account, as the case may be. However, except in the case of reemployment (as provided for in Section 4), none of his Accounts will be credited with any further Employer Contributions or Forfeitures.

             Any part of a Participant's Profit Sharing Account and/or Money Purchase Pension Account which is retained in the Trust after the Anniversary Date coinciding with or immediately following the date on which he terminates employment shall, as soon as possible after such Anniversary Date, be physically segregated and invested in a certificate of deposit by any bank or savings and loan association designated, in its sole discretion, by the Committee. However, except in the case of reemployment (as provided for in Section 4), none of his

Accounts will be credited with any further Employer Contributions, Forfeitures, dividends on Company Stock or gain on the sale of unallocated shares of Company Stock.

     (h)     Optional Direct Transfer of Eligible Rollover Distributions.
             -----------------------------------------------------------

             For all distributions made on or after January 1, 1993, if a Participant or Beneficiary who is eligible to receive an Eligible Rollover Distribution elects to have part or all of such distribution paid directly to an Eligible Retirement Plan, such distribution shall be made in the form of a direct trustee-to-trustee transfer to the Eligible Retirement Plan specified by such Participant or Beneficiary.

     (i)     Lien on Distribution.
             --------------------

     Notwithstanding anything to the contrary herein, if, at the time of distribution, a Participant is indebted to the Trust, or has retained in his possession money or property which properly belongs to the Trust, the Trust shall have a lien on such distribution pending the resolution of such ownership rights. The Trustee may exercise such lien either by directing the Company secretary to withhold any stock transfer of title, or by withholding distribution of any stock or the value of any stock or other assets, pending resolution of such ownership rights.

     (j)     Joint and Survivor Annuity Requirements.
             ---------------------------------------

             (1)   Definitions.
                   -----------

                   (A)   Qualified Joint and Survivor Annuity.
                          ------------------------------------

                         A "Qualified Joint and Survivor Annuity" means an
annuity (i) for the life of the Participant with a survivor annuity for the life of the spouse which is not less than fifty percent (50%) of (and is not greater than one hundred percent (100%) of) the amount of the annuity which is payable during the joint lives of the Participant and the spouse, and (ii) which is the actuarial equivalent of a single annuity for the life of the Participant.

                   (B)   Qualified Preretirement Survivor Annuity.
                         ----------------------------------------

                    A "Qualified Preretirement Survivor Annuity" means an annuity for the life of the surviving spouse the actuarial equivalent of which is not less than fifty percent (50%) of the portion of the account balance of the Participant (as of the date of death) to which the Participant had a nonforfeitable right. Any security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account in determining the amount of the Qualified Preretirement Survivor Annuity.

               (C)  Applicable Election Period.
                    --------------------------

                    The "Applicable Election Period" means (i) in the case of an election to waive the Qualified Joint and Survivor Annuity form of distribution, the ninety (90) day period ending on the Annuity Starting Date, or (ii) in the case of an election to waive the Qualified Preretirement Survivor Annuity form of distribution, the period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) or separates from service (whichever is earlier), and ends on the date of the Participant's death.

               (D)  Annuity Starting Date.
                    ---------------------

                    The "Annuity Starting Date" means (i) the first day of the first period for which an amount is payable as an annuity, including the case where the benefit is to be received by reason of disability; provided, however, that such disability benefit must not be an auxiliary benefit; or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitled the Participant to such benefit.

          (2)  Distribution Requirement.
               ------------------------

               This Plan is a transferee of funds from a money purchase pension plan which provided an election to receive payment in the form of a life annuity. The portion of this Plan attributable to such transferred assets (including income) shall be accounted for separately and shall be distributable in the form of a Qualified Joint and Survivor Annuity in the case of a Participant who does not die before the Annuity Starting Date, and shall be distributable in the form of a Qualified Preretirement Survivor Annuity in the case of a vested Participant who dies before the Annuity Starting Date. Notwithstanding the foregoing, survivor annuities need not be provided if the Participant and his spouse have not been married throughout the one-year period ending on the Participant's Annuity Starting Date or have not been married throughout the one-year period ending on or before the date of the Participant's death.

               (3)  Election Requirement.
                    --------------------

                    Each Participant who is eligible to receive a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall be entitled to elect to waive distribution in the form of such annuity (and to subsequently revoke such election of waiver) at any time during the Applicable Election Period, provided that (i) the spouse of the Participant consents in writing to such election, (ii) such election designates a beneficiary (or form of benefit) which may not be changed without spousal consent (or the consent of the spouse expressly permits designation by the Participant without any requirement of further consent by the spouse), and (iii) the spouse's consent acknowledges the effect of such election and is witnessed by a Plan representative or a notary public. If part or all of a Participant's Plan Benefit is to be used as security for a loan, such spousal consent (in writing) shall also be required during the ninety (90) day period ending on the date on which the loan is to be so secured. Notwithstanding the foregoing, the spousal consents described above need not be obtained if it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located.

               (4)  Written Explanation Requirement.
                    -------------------------------

                    (A) Each Participant who is eligible to receive a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall be provided, within a reasonable period of time before the Annuity Starting Date, with a written explanation of the following information:

                         (i)    the terms and conditions of such annuity;

                         (ii)   the Participant's right to elect to waive such
form of distribution, and an explanation of the effect of such waiver,

                         (iii)  the right of a spouse to consent or to
withhold consent to such waiver, and

                         (iv)   the right to revoke an election of waiver and an
explanation of the effects of such revocation.

                    (B) The written explanation concerning the Qualified Preretirement Survivor Annuity must be given to each Participant within whichever of the following periods ends last:

                         (i)    the period beginning on the first day of the
Plan Year in which a Participant reaches age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

                         (ii)   a reasonable period after an Employee becomes a
Participant;

                         (iii)  a reasonable period after the Qualified
Joint and Survivor Annuity and the Qualified Preretirement Survivor Annuity provisions applicable to a Participant are no longer subsidized by the Plan;

                         (iv)   a reasonable period after the Qualified Joint
and Survivor Annuity and the Qualified Preretirement Survivor Annuity provisions become applicable to a Participant; or

                         (v)    a reasonable period after separation from
service when a Participant separates before age thirty-five (35).

                    In addition, if an Employee becomes a Participant after age thirty-two (32), the written explanation must be given to him by the end of the three-year period beginning with the first day of the first Plan Year for which the Employee is a Participant. If an Employee separates from service before age thirty-two (32), the written explanation must be given to him within one (1) year of separation.

SECTION 15.   HOW PLAN BENEFIT WILL BE DISTRIBUTED.
              ------------------------------------

     (a)  Form of Distribution
          --------------------

          Distribution of a Participant's Company Stock Account and Other Investments Account may be made entirely in cash unless a Participant elects to receive his distribution in the form of Company Stock, in which case his Plan Benefit will be distributed in the form of whole shares of Company Stock with the value of any fractional shares paid in cash.

          The Trustee will make distributions from the Trust only on instructions from the Committee.

     (b)  Beneficiaries.
          -------------

          (1)  Designation.
               -----------

               Distribution will be made to the Participant if living, and if not, to his Beneficiary. A Participant may designate his Beneficiary upon becoming a Participant and may change such designation at any time by filing a written designation with the Committee. Notwithstanding anything in this Section 15 to the contrary, if a Participant is married, a Participant shall not designate anyone other than his spouse as primary beneficiary of his Plan Benefit unless such spouse consents in writing to such designation, such spouse acknowledges the effect of such election, and such writing is witnessed by a Plan representative or notary public and filed with the Plan Committee.

          (2)  Absence of Valid Designation.
               ----------------------------

          If, upon the death of a Participant, former Participant or Beneficiary, there is no valid designation of a Beneficiary on file with the Company or the benefit is not claimed by any Beneficiary within a reasonable period of time after the death of the Participant, the benefit shall be paid to the Participant's surviving spouse. If the Participant in not married or if his spouse does not survive the Participant, the benefit shall be paid to the Participant's estate.

SECTION 16.    RIGHTS AND OPTIONS ON DISTRIBUTED SHARES OF COMPANY STOCK.
               ---------------------------------------------------------

     (a)  Right of First Refusal.
          ----------------------

          If the distribution of the Plan Benefit is made in the form of shares of Company Stock, such shares of Company Stock distributed by the Trustee may, as determined by the Company or the Committee, be subject to a "right of first refusal," until such time as such shares are publicly traded. Such a "right" shall provide that prior to any subsequent transfer, the shares must first be offered by written offer, to the Trust, and then, if refused by the Trust, to the Company. In the event that the proposed transfer constitutes a gift or other such transfer at less than fair market value, the price per share shall be determined by an Independent Appraiser (appointed by the Board of Directors) as of the Anniversary Date coinciding with or immediately preceding the date of exercise, except in the case of a transfer to a Disqualified Person. The term "Disqualified Person" shall mean a person who is a fiduciary with respect to the Plan; a person providing services to the Plan; an Employer any of whose employees are covered by the Plan; an employee organization any of whose members are covered by the Plan; an owner, directly or indirectly, of fifty percent (50%) or more of (i) the total combined voting power of all classes of voting stock or of the total value of all classes of the stock of a Corporation, (ii) the capital interest or the profits interest of a partnership, or (iii) the beneficial interest of a trust or unincorporated enterprise, which is an Employer or an employee organization any of whose employees or members are covered by the Plan; a member of the family of any Disqualified Person; a corporation, partnership, trust or estate of which (or in which) fifty percent (50%) or more of (i) the combined voting power of all classes of stock entitled to vote or the total value of all classes of stock of such corporation, (ii) the capital interest or profits interest of such partnership, or (iii) the beneficial interest of such trust or estate is owned, directly or indirectly, or held by Disqualified Persons; an employee, officer, director (or any individual having powers, similar powers and responsibilities), a ten percent (10%) or more shareholder, or a highly compensated employee (earning ten percent (10%) or more of the yearly wages of an employer) of a Disqualified Person; or a ten percent (10%) or more (in capital or profits) partner or joint venturer of a Disqualified Person.

          In the event of a proposed purchase by a prospective bona fide purchaser, the offer to the Trust and the Company shall be at the greater of fair market value, as determined by an Independent Appraiser as of the Anniversary Date coinciding with or immediately preceding the date of exercise (except in the case of a purchase by a Disqualified Person), or at the price offered by the prospective bona fide purchaser. In the case of a purchase by or transfer to a Disqualified Person, fair market value shall be determined as of the actual date of the transaction. Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. The Trust may accept the offer at any time during a period not exceeding fourteen (14) days after receipt of such offer. In the event the Trust does not accept such offer, the Company may accept such offer at any time during said fourteen (14) day period.

          In the case of a purchase from a Disqualified Person, all purchases of Company Stock shall be made at prices which, in the judgment of an Independent Appraiser, do not exceed the fair market value of such shares as of the date of the transaction.

     (b)  "Put" Option.
          ------------

          If the distribution of the Plan Benefit is made in the form of shares of Company Stock, then the "Qualified Holder" (as define below) of such stock shall be granted, at the time that such shares are distributed to him, an option to "put" the shares to the company; provided, however, that all such shares are so put; and provided, further, that the Trust shall have the option to assume the rights and obligations of the Company at the time the "put" option is exercised. The term "Qualified Holder" shall mean the Participant or Beneficiary receiving the distribution of such shares, any other party to whom the shares are transferred by gift or by reason of death, and also any trustee of an individual retirement account (as defined under Code Section 408) to which all or any portion of the distributed shares is transferred pursuant to a tax-free "rollover" transaction satisfying the requirements of Sections 402 and 408 of the Code. A "put" option shall provide that, for a period of sixty (60) days after such shares are distributed to a Qualified Bolder (as defined above) (and, if the "put" is not exercised within such sixty (60) day period, for an additional period of sixty (60) days in the following Plan Year), he would have the right to have the Company purchase such shares at their fair market value, as defined hereinabove in subsection (a). Such "put" option shall be exercised by notifying the Company in writing.

          In the case of a lump sum distribution of Company Stock, the terms of payment for the purchase of such shares of stock shall be as set forth in the "put" and may be paid either in a lump sum or in up to five (5) equal annual installments (with interest on the unpaid principal balance at a reasonable rate of interest), as determined by the Committee. Payment for the purchase of such shares must commence within thirty (30) days after the "put" is exercised. The period during which the put option is exercisable does not include any time during which the distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable federal or state law. If payment is made in installments, adequate security and a reasonable rate of interest must be provided. In the case of an installment distribution, payment must be made within thirty (30) days after the put option is exercised with respect to any installment distribution of Company Stock.

          In the case of a purchase from a Disqualified Person, all purchases of Company Stock shall be made at prices which, in the judgment of an Independent Appraiser, do not exceed the fair market value of such shares as of the date of the transaction.

          The requirements of this Subsection 16(b) shall not apply to the distribution of any portion of a Participant's Plan Benefit which has been diversified, distributed or transferred to another plan pursuant to the provisions of Subsection 17(a) hereof.

     (c)  Other Options.
          -------------

          Except as otherwise provided in this Section 16, no security acquired with the proceeds of a Securities Acquisition Loan may be subject to a put, call, buy-sell or similar arrangement while held by or when distributed from the Plan.

SECTION 17.   SPECIAL PROVISIONS.
              ------------------

     (a)  Diversification of Investments.
          ------------------------------

          Within ninety (90) days after the close of each Plan Year in the Qualified Election Period, each Qualified Participant shall be permitted to direct the Plan an to the investment of not more than twenty-five percent (25%) of the value of his Company Stock Account to the extent such value exceeds the amount to which a prior election, if any, applies. In the case of the sixth
(6th) year of the Qualified Election Period, the preceding sentence shall be applied by substituting "fifty percent (50%)" for "twenty-five percent (25%)." The Participant's direction shall be completed no later than ninety (90) days after the close of the ninety (90) day election period.

          The Plan Committee shall offer at least three investment options (not inconsistent with regulations prescribed by the Internal Revenue Service) to each Participant who makes an election under this Subsection.

          In lieu of offering such investment options, the Plan Committee may direct that all amounts subject to Participant elections under this Subsection be distributed to Qualified Participants. All such distributions shall be distributed within ninety (90) days after the close of the ninety (90) day election period and shall be made in cash.

          In lieu of receiving a distribution under this Subsection, a Qualified Participant may direct the Plan to transfer his distribution to another qualified plan of the Company which accepts such transfers, provided that such plan permits employee directed investments and does not invest in Employer Securities to a substantial degree. Such transfer shall be made within ninety
(90) days after the close of the ninety (90) day election period.

     (b)  Cash Dividends.
          --------------

          Cash dividends, if any, on shares of Company Stock allocated to Participants' Accounts may be accumulated in the Trust or may be paid to Participants currently as determined in the sole discretion of the Committee, exercised in a uniform and nondiscriminatory manner. Provided that the Plan is primarily invested in Employer Securities, it is intended that the Company shall be allowed a deduction with respect to any dividends paid on allocated shares of

Company Stock of any class held by the Plan on the record date to the extent such dividends are paid in cash directly to the Participants, or their Beneficiaries, or are paid to the Plan and are distributed from the Plan to the Participants or their Beneficiaries not later than ninety (90) days after the close of the Plan Year in which paid; provided, however, that the Company shall not be required to pay or distribute say dividends with respect to the nonvested portion of the Company Stock Account of a Participant who has terminated employment prior to the date such dividends are paid directly to Participants, or are distributed from the Plan to the Participants provided that the Plan is primarily invested in Employer Securities, it is also intended that the Company shall be allowed a deduction for any dividends paid on shares of Employer Securities (whether or not allocated) and used to make payments on a Securities Acquisition Loan, provided that in the case of dividends paid on allocated shares, Employer Securities in an amount equal to such dividends are allocated to such Participants for the year in which such dividends would otherwise have been allocated to such Participants. The Company shall be allowed a deduction for dividends paid only in the taxable year of the Company in which the dividend is either paid to a Participant or Beneficiary or held to make payments on a Securities Acquisition Loan.

     (c)  Loans.
          -----

          A Participant may apply to the Committee for a loan from the Trust, to be secured by his current vested interest in his Money Purchase Pension and Profit Sharing Accounts under the Plan. Any such loan will be treated as a loan from the Participant's Accounts and will be repaid with interest. Such loan will not be considered a taxable distribution if the aggregate amount of such loan (together with the aggregate amount of any other loans from any other Plans maintained by the Employer) is $10, 000 or less (for loans granted or renewed before October 18, 1989), or (for loans granted or renewed after October 18,
1989) if it is the lesser of (i) fifty percent (50%) of his current vested interest, or (ii) $50,000, reduced by the excess, if any, of the highest outstanding balance of any loan to the Participant during the one-year period ending on the day before the new loan is to be made, over the outstanding balance of any loan still outstanding as of the date the new loan is to be made. The Committee, in its sole discretion, exercised in a uniform and nondiscriminatory manner, shall determine whether the Trust should grant such a loan. Any loan made hereunder by the Trust shall provide for substantially level amortization, with payments not less frequent than quarterly. Repayment shall not extend beyond the date of the Participant's Normal Retirement Date, nor shall the loan be for a period exceeding five (5) year, except in the case of a loan made for the purpose of acquiring any dwelling unit which within a reasonable time is to be used as the principal residence of the Participant. Each loan shall be evidenced by the Participant's promissory note bearing interest at a rate comparable to the rate currently being charged by institutional lenders in the area of the Company's principal place of business for other loans of this type. If, upon termination of employment, for any reason, the Participant owes money to the Trust, or if the Participant defaults in the repayment of a loan from the Trust, the Committee may deduct the loan amount and any unpaid interest thereon from the distribution. In the event the amount of any such distribution is not sufficient to repay such amount, such Participant shall continue to be liable for any balance still due from him.

          Notwithstanding the foregoing, for Plan loans granted or renewed on or after October 18, 1989, the following provisions will also apply:

               (1) Participant loans will be available on a nondiscriminatory basis to all Participants.

               (2) The borrowing Participant shall apply for such a loan on forms supplied by the Company. Applications shall be made to the Committee, who is the administrator of the loan program.

               (3) Participant loans shall be limited to and secured by no more than fifty percent (50%) of the Participant's vested interest in his Plan Benefit. If the Participant's vested interest in his Plan Benefit exceeds $100,000, the maximum loan amount will be $50,000.

               Notwithstanding the foregoing, if a Participant's loan is secured by a Plan Benefit that is distributable in the form of a Qualified Preretirement Survivor Annuity or a Qualified Joint and Survivor Annuity, the consent of the Participant's spouse to use the Plan Benefit as security must be obtained.

SECTION 18.  ADMINISTRATION.
             --------------

     (a)  Named Fiduciaries for Administration of Plan and for Investment and
          -------------------------------------------------------------------
          Control of Plan Assets.
          ----------------------

          (1)  Board of Directors.
               ------------------

               The Board of Directors shall have the following duties and responsibilities in connection with the administration of the Plan:

               (A) Making decisions with respect to amending or terminating the Plan.

               (B) Making decisions with respect to the selection, retention or removal of the Trustee and the Committee.

               (C) Periodically reviewing the performance of the Trustee, the members of the Committee, persons to whom duties have been allocated or delegated and any advisers appointed pursuant to paragraph (f)(l) below.

               (D)  Determining the form and amount of Employer Contributions.

          The Board of Directors may by written resolution allocate its duties and responsibilities to one or more of its members or delegate such duties and responsibilities to any other persons; provided, however, that any such allocation or delegation shall be terminable upon such notice as the Board of Directors deems reasonable and prudent under the circumstances.

          (2)  Plan Committee.
               --------------

               (A)  General.
                    -------

                    The Company shall administer the Plan and is designated as the "Plan Administrator" within the meaning of Section 3(16) of ERISA and
Section 414(g) of the Code. The Committee and the Company shall each be a "named fiduciary" within the meaning of Section 402 of ERISA, but each party's role as a named fiduciary shall be limited solely to the exercise of its own authority and discretion, as defined under this Plan, to control and manage the operation and administration of this Plan. A named fiduciary may designate other persons who are not named fiduciaries to carry out its fiduciary duties hereunder, and any such person shall become a fiduciary under the Plan with respect to such delegated responsibilities. The members of the Committee shall be comprised of seven (7) persons who shall be appointed by the Board of Directors and who shall serve, without compensation, until such time as they resign, die or become incapable of exercising their duties or are removed by the Board of Directors. All members of the Committee are designated as agents of the Plan for purposes of service of legal process. The Company shall certify to the Trustee the names and specimen signatures of the members of the Committee. Any member may resign at any time by submitting an appropriate written instrument to the Company, and while any vacancy exists, the remaining members of the Committee may perform any act which the Committee is authorized to perform. All decisions required to be made by the Committee involving the interpretation, application and administration of the Plan shall be resolved by action of the Committee either with a meeting or in writing without a meeting.

               (B)  Duties and Responsibilities.
                    ---------------------------

                    The Committee shall have the following duties and responsibilities in connection with the administration of the Plan:

                         (i)     Establishing and implementing a funding policy
as described in Paragraph (c) below.

                         (ii)    Determining the eligibility of Employees for
participation in the Plan.

                         (iii)   Determining the eligibility of Employees for
benefits provided by the Plan including such duties and responsibilities as are necessary and appropriate under the Plan's claims procedures.

                         (iv)    Making recommendations to the Board of
Directors with respect to amendment or termination of the Plan, including recommendations with respect to contributions under the Plan.

                         (v)     Assuring that bonding requirements imposed by
ERISA are satisfied.

                         (vi)    Authorizing, allocating and reviewing
expenses incurred by the Plan.

                         (vii)   Communicating with Participants and
other persons.

                         (viii)  Reviewing periodically any allocation
or delegation of duties and responsibilities and any appointment of advisers.

                         (ix)    Investing and controlling the Plan assets.

                         (x)     Directing the Trustee with respect to voting
shares of Company Stock, in accordance with the provisions of Section 9.

               The Committee may establish rules and regulations and may take any other necessary or proper action to carry out its duties and responsibilities. Notwithstanding the foregoing provisions, the Trustee shall have the primary responsibility for the withholding of income taxes from Plan distributions, for the payment of withheld income taxes on Plan distributions to the Internal Revenue Service, and for notification to Participants of their right to elect not to have income tax withheld from Plan distributions. Compliance with record keeping and reporting requirements of ERISA shall be the primary responsibility of the Company.

               (C)  Allocation and Delegation of Responsibilities.
                    ---------------------------------------------

                    The Committee may, by written resolution, allocate its administrative duties and responsibilities to one or more of its members or it may delegate such duties and responsibilities to any other persons; provided, however, that any such allocation or delegation shall be terminable upon such notice as the Committee deems reasonable and prudent under the circumstances.

     (b)  Investment of Plan Assets.
          -------------------------

          The Plan assets shall be invested and controlled by the Committee; provided, however, that the actual management of Trust investments, other than Company Stock, may be delegated to the Trustee or may be delegated to one or more investment managers appointed by the Committee. Any investment manager appointed hereunder shall have the power to manage, acquire or dispose of assets of the Plan and shall be either an investment adviser registered under the Investment Advisers Act of 1940, or a bank, as defined in that Act, or an insurance company qualified to perform such services under the laws of one or more states. If an investment manager has been appointed, the Trustee shall neither be liable for acts or omissions of such investment manager nor be under any obligation to invest or otherwise manage any asset of the Trust fund, nor shall the Committee be liable for any act or omission of the investment manager in carrying out such responsibility. The custody of Plan assets shall at all times be retained by the Trustee, unless they consist of insurance contracts or policies issued and held by an insurance company authorized to conduct an insurance business in a state. In addition to appointment of investment managers, the Committee shall have the following duties and responsibilities:

          (1) Periodically reviewing the investment of Plan assets and the performance of the Trustee and any investment managers. With respect to the Trustee, the Committee shall advise the Board of Directors of any matters which might be relevant to the decision as to whether the services of the Trustee should be retained. Based on its review, the Committee shall determine the desirability of appointing or retaining investment managers.

          (2) Determining an investment policy to be followed with respect to the Plan assets and communicating this policy to the person or persons responsible for investing the Plan assets.

          The Committee may by written resolution, allocate its investment duties and responsibilities to one or more of its members or delegate such duties and responsibilities to any other persons; provided, however, that any such allocation or delegation shall be terminable upon such notice as the Committee deems reasonable and prudent under the circumstances.

     (c)  Funding Policy.
          --------------

          The Committee shall cause to be made at reasonable intervals an analysis of the future cash requirements of the Plan for payment of benefits and expenses, including in the analysis such information as may be appropriate to design an investment policy to satisfy the requirements.

     (d)  Claims Procedures.
          -----------------

          Any person whose claim for benefits under the Plan has been denied in whole or in part shall receive a written notice from the Committee setting forth the specific reasons for such denial, specific references to the Plan provisions on which the denial was based and an explanation of the procedure for review of the denial. Such person, or his duly authorized representative, may appeal to the Committee for a review of the denial by sending to the Committee a written request for review within sixty (60) days after receiving notice of the denial. The request for review shall set forth all grounds on which it is based, together with supporting facts and evidence which the claimant deems pertinent, and the Committee shall give the claimant the opportunity to review pertinent documents in preparing the request. The Committee may require the claimant to submit such additional facts, documents or other material as it deems necessary or advisable in making its review. Within sixty (60) days after the receipt of the request for review, the Committee shall communicate to the claimant in writing its decision, and if the Committee confirms the denial, in whole or in part, the communication shall set forth the reasons for the decision and specific references to the Plan provisions on which the decision is based. Such decisions of the Committee shall be final and conclusive upon all parties.

     (e)  Qualified Domestic Relations Orders.
          -----------------------------------

          (1) In the case of any Domestic Relations Order received by the Plan, the Committee shall promptly notify the Participant and any other Alternate Payee of the receipt of such order and of the Plan's procedures for determining the qualified status of Domestic Relations Orders. Any Alternate Payee shall be permitted to designate a representative for receipt of copies of notices that are sent to the Alternate Payee with respect to such order. The amount that would be payable to the Alternate Payee shall be segregated in a segregated account as of the first day of the Plan Year during which the Domestic Relations Order is received by the

Committee. Such segregated account shall continue to be treated as a Company Stock Account and Other Investments Account, but will not be credited with any further contributions or forfeitures. Such segregated account shall not require a segregation of Trust Assets. If the order is determined to be not qualified order within the eighteen (18) month period described below, the segregated amount (including any interest or earnings thereon) shall continue to be treated as a segregated account in the name of the Alternate Payee. If the Committee determines that the order in not qualified, or if the Committee (or the appropriate court) is not able to resolve the issue within the eighteen (18) month period, the segregated amount (including any interest or earnings thereon) shall be restored to the Participant. For purposes of this Paragraph, the "eighteen (18) month period" shall mean the eighteen (18) month period beginning with the date on which the first payment would be required to be made under the Domestic Relations Order.

          (2) In determining whether a Domestic Relations Order is qualified, the Committee shall follow the procedure set forth in Section 18(d) with respect to claims for Plan Benefits.

          (3) A Domestic Relations Order will constitute a qualified Domestic Relations Order only if such order (i) does not require the Plan to provide any type or form of benefit (or any option) not otherwise provided under the Plan,
(ii) does not require the Plan to provide increased benefits, and (iii) does not require the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a qualified order. In addition, a Domestic Relations Order will constitute a qualified order only if such order clearly specifies (i) the name and last known mailing address of the Participant and of each Alternate Payee covered by the order, (ii) the amount or the percentage of a Participant's Plan Benefit that is to be paid to each Alternate Payee, or the manner in which such amount or percentage is to be determined, (iii) the number of payments or the period to which such order applies, and (iv) each plan to which such order applies.

          (4) In the case of any payment to an Alternate Payee before a Participant has separated from service, the Plan shall not be required to make any payment to an Alternate Payee prior to the date the Participant attains (or would have attained) the Earliest Retirement Age. For purposes of this Paragraph, the term "Earliest Retirement Age" means the earliest of (i) the date on which the Participant is entitled to a distribution under the Plan, or (ii) the later of the date the Participant attains age fifty (50) or the earliest date on which the Participant could begin receiving benefit if he separated from service.

     (f)  General.
          -------

          (1) The Board of Directors, the Committee or any person to whom duties and responsibilities have been allocated or delegated, may employ other persons for advice in connection with their respective responsibilities, including actuaries, plan consultants, investment advisers, attorneys and accountants.

          (2) Any person may serve in more than one capacity with respect to the Plan.

          (3) The Board of Directors, the Committee or any person to whom duties and responsibilities have been allocated or delegated shall be indemnified and held harmless by the Company from any expense or liability hereunder unless due to or arising from fraud, dishonesty, gross negligence, or misconduct of the Board of Directors, the Committee, or such person, as the case may be.

SECTION 19.    AMENDMENT AND TERMINATION.
               -------------------------

     (a)  Amendment.
          ---------

          To provide for contingencies which may require or make advisable the clarification, modification or amendment of this Agreement, the Company reserves the right to amend the Plan at any time and from time to time, in whole or in part, including without limitation, retroactive amendments necessary or advisable to qualify the Plan and Trust under the provisions of Sections 401(a) and 4975(e)(7) of the Code or any successor or similar statute hereafter enacted. However, no such amendment shall (1) cause any part of the assets of the Plan and Trust to revert to or be recoverable by the Company or be used for or diverted to purposes other than the exclusive benefit of Participants, former Participants and Beneficiaries, (2) deprive any Participant, former Participant or Beneficiary of any benefit already vested, except to the extent that such amendment may be necessary to permit the Plan or the Trust to qualify or continue to qualify as tax-exempt, (3) terminate the protections and rights described in Section 16, (4) alter, change or modify the duties, powers or liabilities of the Trustee hereunder without its written consent, or (5) with respect to any benefit previously accrued, eliminate or reduce any early retirement benefit or retirement type subsidy, or eliminate any optional form of benefit.

     (b)  Changes in the Code.
          -------------------

          Any other provision of this Plan to the contrary notwithstanding, if any amendment to the Code requires that a conforming plan amendment must be adopted effective as of a stated effective date in order for this Plan to continue to be a qualified plan, this Plan shall be operated in accordance with the requirement of such amendment to that law until the date when a conforming plan amendment is adopted, or the date when a clear and unambiguous nonconforming plan amendment is adopted, whichever occurs first.

     (c)  Termination, Partial Termination or Complete Discontinuance of
          --------------------------------------------------------------
Contributions.
-------------

          Although the Company has established the Plan with the bona fide intention and expectation that it will be able to make contributions indefinitely, nevertheless, the Company shall not be under any obligation or liability to continue its contributions or to maintain the Plan for any given length of time. The Company may in its sole discretion discontinue such contributions or terminate the Plan in whole or in part in accordance with its provisions at any time without any liability for such discontinuance or termination. In the event of such termination, if the Plan is not replaced by a comparable plan qualified under Section 401(a) of the Code, then the Accounts of all Participants affected by the termination, partial termination or discontinuance of contributions will become nonforfeitable. After termination of the Plan, the Committee and the Trust will continue until the Plan benefit of each Participant has been distributed. Plan Benefits may be distributed promptly after they are computed or distribution may be deferred as provided in
Section 14 of the Plan, as the Committee may direct. Distributions made due to termination of the Plan shall be in accordance with the modes of distribution provided in the Plan.

     (d)  Determination by Internal Revenue Service.
          -----------------------------------------

          Notwithstanding any other provision of the Plan, if the Internal Revenue Service shall fail or refuse to issue a favorable written determination or ruling with respect to the continued qualification of the Plan and exemption of the Trust from tax under Section 50l(a) of the Code, all Employer Contributions under Section 401(a), together with any income received or accrued thereon less any benefits or expenses paid shall, upon the written direction of the Company, be deemed held by the Trustee under the Profit Sharing and/or Money Purchase Pension Plan as they existed prior to the adoption of this Plan and this Plan and the Trust shall terminate.

     (e)  Return of Employer's Contribution.
          ---------------------------------

          Notwithstanding any other provision of the Plan, if a Contribution is made due to mistake of fact, or if a Contribution is conditioned on its deductibility and the deduction is disallowed, such Employer Contribution may be returned to the Employer if such Contribution is returned within one (1) year thereafter and if the amount returned does not exceed the excess of the actual Contribution over the amount which would have been contributed had there been no mistake of fact or error in determining the deduction.

SECTION 20.    MISCELLANEOUS.
               -------------

     (a)  Participation by Affiliated Company.
          -----------------------------------

          (1) Any Affiliated Company presently existing or hereafter acquired may, with the consent of the Company, adopt the Plan and Trust and thereby enable its employees to participate herein.

          (2) In the event any Participant is transferred to an Affiliated Company which is a participating Employer, he shall continue to participate hereunder in the allocation of Employer Contributions and his Accounts shall continue to vest in accordance with Section 13. Any Participant who is transferred to an Affiliated Company which is not a participating Employer shall be treated as a suspended Participant in accordance with Section 4(c).

     (b)  Limitation of Rights: Employment Relationship.
          ---------------------------------------------

          All Plan Benefits will be paid only from the Trust assets and neither the Company nor any Employer nor the Committee nor the Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets except as expressly provided in the Plan. Nothing herein shall be construed to obligate any Employer to continue to employ any Employee.

     (c)  Merger; Transfer of Assets.
          --------------------------

     In no event shall this Plan be merged or consolidated with any other employee benefit plan, nor shall there be any transfer of assets or liabilities from this Plan to any other such plan, unless immediately after such merger, consolidation or transfer, each Participant's benefits, determined as if the plan had terminated, are at least equal to or greater than the benefits which the Participant would have been entitled to had this Plan been terminated immediately before such merger, consolidation or transfer.

     (d)  Prohibition Against Assignment.
          ------------------------------

          The benefits provided by this Plan may not be assigned or alienated; provided, however, that a qualified Domestic Relations Order shall not be construed as an assignment or alienation. Except for indebtedness to the Trust and orders to make payments or assign benefits to a spouse, former spouse, child or other dependent under a qualified Domestic Relations Order, neither the Company nor the Trustee shall recognize any transfer, mortgage, pledge, hypothecation, order or assignment by any Participant or Beneficiary of all or part of his interest hereunder, and such interest shall not be subject in any manner to transfer by operation of law, and shall be exempt from the claims of creditors or other claimants from all orders, decrees, levies, garnishment and/or executions and other legal or equitable process or proceedings against such Participant or beneficiary to the fullest extent which may be permitted by law.

     (e)  Applicable Law; Severability.
          ----------------------------

     The Plan hereby created shall be construed, administered and governed in all respects in accordance with ERISA and to the extent not superseded by federal law, in accordance with the laws of the State of California; provided, however, that if any provision is susceptible of more than one interpretation, such interpretation shall be given thereto as is consistent with the Plan being a qualified Employee Stock Ownership Plan within the meaning of the Code. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provision hereof shall continue to be fully effective.

SECTION 21.    TOP HEAVY PROVISIONS.
               --------------------

     (a)  Definitions.
          -----------

          For purposes of this Section 21, the following capitalized words shall have the following meanings:

AGGREGATION GROUP

     (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

     In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

     (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

     In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

     (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

     (4) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

DETERMINATION DATE

     With respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year of any Plan, the last day of such Plan Year.

KEY EMPLOYEE

     Any Employee, or former Employee, or Beneficiary of an Employee or former Employee, who at any time during the Plan Year containing the Determination Date or during any of the four (4) preceding Plan Years is (or was) (i) an officer (and employee) having an annual compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year, (ii) a shareholder (and employee) who owns (excluding any stock held under the Plan) both more than one-half percent (.5%) ownership interest in value and one of the ten (10) largest interests, in the Company (whether directly or through constructive ownership rules) and having annual compensation of more than the limitation in effect under Section 415 (c)(l)(A) of the Code, (iii) a more than five percent (5%) shareholder, or (iv) a more than one percent (1%) shareholder if such shareholder receives more than $150,000 of compensation from the Company during the Plan Year. For purposes of (iii) and (iv) above, the terms "five percent (5%) shareholder" and "one percent (1%) shareholder" mean any employee who owns (excluding any stock held under the Plan) more than five percent (5%) (or more than one percent (1%) of the outstanding stock of the corporation, or who owns stock possessing more than five percent (5%) (or one percent (1%) of the total combined voting power of all stock of the corporation (determined without regard to the aggregation rules under Section 414 of the Code)). For purposes of (ii) above, if two or more Employees have the same interest in the Company, the Employee having the greater annual compensation from the Company shall be treated as having the larger interest. For purposes of (i) above, the term "officers" means persons whose regular duties include executive administrative duties; however, no more than three (3) Employees or ten percent (10%) of all Employees (up to a maximum of fifty (50) Employees), whichever is greater, may be counted as officers. If the number of officers of the Company exceeds these limitations, those officers with the highest compensation in the Plan Year containing the Determination Date or any of the four preceding Plan Years shall be treated as Key Employees.

NON-KEY EMPLOYEE

     Any Employee who is not a Key Employee.

TOP HEAVY GROUP

     Any Aggregation Group, if as of the Determination Date, the sum of (1) the present value of the accrued benefits for Key Employees under all defined benefit plans included in such group and (2) the aggregate Account balances of Key Employees under all defined contribution plans included in such group, exceeds sixty percent (60%) of a similar sum determined for all Employees.

TOP HEAVY PLAN

     With respect to any Plan Year, of the Company or of any Affiliated Company, any plan or Aggregation Group of plans of the Company or of any Affiliated Company if, as of the Determination Date, the aggregate Account balances of Key Employees under the plan or plans exceeds sixty percent (60%) of the aggregate Account balances of all Employees under such plan or plans. For purposes of this definition, the term, "Account balances" shall include Account balances of Participants attributable to Employer Contributions, the Account balances attributable to Employees' Nondeductible Contributions, and the amount of the aggregate distributions, i(Pounds) any, made with respect to any Participant during the five (5) year period ending on the Determination Date, including any distributions under a terminated plan which would have been required to be included in an aggregation group had such plan not been terminated. The Account balances of an individual shall not be taken into account if such individual has not performed any services for the Company (other than benefits under the plan) at any time during the five year period ending on the Determination Date. The Account balances of a non-key employee with respect to any Plan Year shall not be taken into account if such individual was formerly a Key Employee for any prior Plan Year. Any rollover contributions or transfers that are unrelated (i.e., both initiated by the Employee and made from a plan maintained by one Employer to a plan maintained by another Employer) shall not be taken into account for purposes of determining whether a plan is a Top Heavy Plan or whether any Aggregation Group is a Top Heavy Group.

     (b)  Vesting Requirements.
          --------------------

          With respect to any Plan Year, if as of the relevant Determination Date, this Plan is deemed to be a Top Heavy Plan or part of a Top Heavy Group, the vesting of Plan Benefits for such Plan Year with respect to any Participant who completes one or more Hours of Service after the Plan becomes a Top Heavy Plan or part of a Top Heavy Group will be based upon Years of Service, as defined in Section 2 in accordance with the following vesting schedule, until such time as the Plan is no longer deemed to be top heavy:

     Years of Service                    Percentage of Accounts Vested
     ----------------                    -----------------------------
     Two Years                                          20

     Three Years                                        40

     Four Years                                         60

     Five Years                                         80

     Six Years or More                                  100

          With respect to any Plan Year, if as of the relevant Determination Date, this Plan ceases to be a Top Heavy Plan or part of a Top Heavy Group, any portion of the accrued benefit of a Participant's Account that was nonforfeitable before the Plan ceased to be top heavy will remain nonforfeitable, and any Employee who was a Participant during the Top Heavy Plan Year and who had three or more Years of Service (including any Years of Service not yet taken into account under the Plan) will automatically remain under the top heavy vesting schedule.

     (c)  Minimum Benefits.
          ----------------

          With respect to any Plan Year, if as of the relevant Determination Date, this Plan is deemed to be a Top Heavy Plan or part of a Top Heavy Group, Employer Contributions for such Plan Year for each Participant who is not a Key Employee shall be not less than three percent (3%) of each Participant's Total Compensation until such time as this Plan is no longer deemed to be top heavy. Notwithstanding the foregoing, such percentage for any such Plan Year shall not exceed the highest percentage at which Contributions are made for such Plan Year for any Key Employee, as determined by dividing the Contribution for such Key Employee by so much of his Total Compensation for the Plan Year as does not exceed $200,000. The minimum benefit otherwise required under this paragraph shall be reduced to the extent a Participant who is not a Key Employee has received a benefit under any other plan maintained by the Employer and to the extent permitted by Section 416 of the Code and the regulations thereunder dealing with nonduplication of minimum benefits.

          Amounts paid by the Company under the Federal Insurance Contributions Act or under the Social Security Act may not be taken into account for purposes of providing the required minimum benefits to Participants who are not Key Employees.

          For purposes of this Subsection (c), the term "Participant" shall refer to any Employee who has not separated from service at the end of the Plan Year, including Employees who have failed to complete 1,000 Hours of Service, and any Employees who have been excluded because their compensation is less than a stated amount but who must nevertheless be considered Participants in order to satisfy the coverage requirements of Section 410(b) of the Code.

     (d)  Limitation on Annual Additions.
          ------------------------------

          With respect to any Plan Year, if as of the relevant Determination Date, this Plan is deemed to be a Top Heavy plan or part of a Top Heavy Group, the dollar limitation in the denominator of the defined contribution plan fraction and the defined benefit fraction shall be multiplied by 1.0 rather than by 1.25, for purposes of determining the aggregate limit on Contributions and Forfeitures for a Key employee for such Plan Year, unless the sum of the Key Employees' benefit under all defined contribution plans does not exceed ninety percent (90%) of the total of all Participants' benefits for such Plan Year, and the Employer provides a minimum contribution of not less than four percent (4%) of each Participant's Total Compensation. The minimum benefit otherwise required under this paragraph shall be reduced to the extent a Participant who is not a Key Employee has received a benefit under any other plan maintained by the Employer and to the extent permitted by Section 416 of the Code and the regulations thereunder dealing with nonduplication of minimum benefits.

          With respect to any Plan Year, if, as of the relevant Determination Date, any Employee is covered by both a top heavy defined contribution plan and a top heavy defined benefit plan, the minimum benefit provided for each such Participant who is not a Key Employee under the defined contribution plan shall be not less than five percent (5%) of his Total Compensation; provided, however, that if the Employer desires to use a factor of 1.25 in computing the denominators of the defined benefit fraction and in the denominator of defined contribution fraction, the defined contribution minimum benefit shall be seven and one-half percent (7.5%) of compensation.

          Solely for the purpose of determining if the Plan, or any other plan included in a required Aggregation Group of which this Plan is a part, is a Top Heavy Plan, the accrued benefit of an Employee (other than a Key Employee under a defined benefit plan or target benefit plan) shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(l)(C) of the Code.